Exhibit 99.1

LEXINGTON REALTY TRUST

QUARTERLY SUPPLEMENTAL INFORMATION

December 31, 2016

This Quarterly Earnings Press Release and Quarterly Supplemental Information contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust “Lexington”, which may cause actual results, performance or achievements of Lexington and its subsidiaries to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including, but not limited to, risks related to: (1) the authorization of Lexington’s Board of Trustees of future dividend declarations, (2) Lexington’s ability to achieve its estimates of net income attributable to common shareholders and Adjusted Company FFO available to all equityholders and unitholders – diluted for the year ending December 31, 2017, (3) the successful consummation of any lease, acquisition, build-to-suit, disposition, financing or other transaction on the terms described herein or at all, (4) the failure to continue to qualify as a real estate investment trust, (5) changes in general business and economic conditions, including the impact of any new legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects,” may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to revise those forward-looking statements to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST
TRADED: NYSE: LXP
One Penn Plaza, Suite 4015
New York, NY 10119-4015

FOR IMMEDIATE RELEASE

LEXINGTON REALTY TRUST REPORTS FOURTH QUARTER 2016 RESULTS

New York, NY - Wednesday, March 1, 2017 - Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the fourth quarter and year ended December 31, 2016.

Fourth Quarter 2016 Highlights

•	Generated Net Income attributable to common shareholders of $14.4 million, or $0.06 per diluted common share.
•	Generated Adjusted Company Funds From Operations available to all equityholders and unitholders - diluted (“Adjusted Company FFO”) of $59.7 million, or $0.24 per diluted common share.
•	Acquired two industrial properties for an aggregate cost of $97.5 million and completed three of the four buildings of the Lake Jackson, TX build-to-suit project at an estimated cost of $78.5 million.
•	Disposed of nine office properties for $87.1 million.
•	Invested $25.4 million in on-going build-to-suit projects.
•	Committed to acquire two industrial properties in 2017 for an aggregate cost of $71.7 million.
•	Completed 658,000 square feet of new leases and lease extensions with overall portfolio 96.0% leased at quarter end.

Full Year 2016 Highlights

•	Generated Net Income attributable to common shareholders of $89.1 million, or $0.37 per diluted common share.
•	Generated Adjusted Company FFO of $277.7 million, or $1.14 per diluted common share, inclusive of $0.03 per diluted common share related to the Westlake, Texas termination payment received and fully included as income in the second quarter of 2016.
•	Acquired/completed six consolidated properties and one nonconsolidated property for an aggregate initial basis of $390.1 million.
•	Disposed of 28 consolidated properties for gross proceeds of $663.0 million.
•	Completed 4.7 million square feet of new leases and lease extensions.
•	Retired $374.1 million of secured debt, which had a weighted-average fixed interest rate of 5.0% and a weighted-average term to maturity of 6.6 years and obtained $254.7 million of secured debt with a weighted-average fixed interest rate of 4.3% and a weighted-average term to maturity of 19.1 years.
•	Repaid all $177.0 million of borrowings outstanding under its $400.0 million unsecured revolving credit facility.
•	Repurchased 1.2 million common shares at an average price of $7.56 per share and issued 1.0 million common shares at an average price of $10.75 per share under its At-The-Market (“ATM”) offering program.

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Subsequent Events

•	Disposed of six properties for aggregate gross proceeds of $88.9 million.
•	Acquired two industrial properties for an aggregate purchase price of $50.6 million.
•	Issued 1.6 million common shares at an average gross price of $10.89 per share under its ATM offering program.
•	Completed the last building at the Lake Jackson, Texas build-to-suit project.
•	Sold the tenant-in-common interest in the Oklahoma City, Oklahoma property for $6.3 million and collected $8.5 million in full satisfaction of the loan receivable owed from the other tenant-in-common.
•	Sold the Kennewick, Washington loan receivable for $80.4 million.

Adjusted Company FFO is a non-GAAP financial measure. It and certain other non-GAAP financial measures are defined and reconciled later in this press release.

T. Wilson Eglin, Chief Executive Officer and President of Lexington Realty Trust, commented “Positive fourth quarter activity rounded out a highly successful year for Lexington. Sales during the quarter brought total 2016 consolidated disposition volume to $663 million at GAAP and cash cap rates of 10.2% and 5.1%, respectively. We used the proceeds to complete $390 million of new investment activity at favorable spreads and to improve our balance sheet, which brought our leverage to 5.2x net debt to Adjusted EBITDA, its lowest level in recent years. Our investments were more focused in the industrial area during the quarter, and this represents a trend that is expected to continue in 2017.”

FINANCIAL RESULTS

Revenues

For the quarter ended December 31, 2016, total gross revenues were $95.3 million, compared with total gross revenues of $106.6 million for the quarter ended December 31, 2015. The decrease was primarily attributable to 2016 property sales, particularly the sale of the New York City land investments, and lease expirations, partially offset by revenue generated from property acquisitions and new leases.

Net Income Attributable to Common Shareholders

For the quarter ended December 31, 2016, net income attributable to common shareholders was $14.4 million, or $0.06 per diluted share, compared with net income attributable to common shareholders for the quarter ended December 31, 2015 of $33.2 million, or $0.14 per diluted share.

Adjusted Company FFO

For the quarter ended December 31, 2016, Lexington generated Adjusted Company FFO of $59.7 million, or $0.24 per diluted share, compared to Adjusted Company FFO for the quarter ended December 31, 2015 of $69.6 million, or $0.29 per diluted share.

Dividends/Distributions

As previously announced, during the fourth quarter of 2016, Lexington declared a regular quarterly common share dividend/distribution for the quarter ended December 31, 2016 of $0.175 per common share/unit, which was paid on January 17, 2017 to common shareholders/unitholders of record as of December 30, 2016. Lexington previously announced and declared a dividend of $0.8125 per share on its Series C Cumulative Convertible Preferred Stock (“Series C Preferred Shares”), which was paid on February 15, 2017 to Series C Preferred Shareholders of record as of January 31, 2017.

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Transaction Activity

ACQUISITIONS AND COMPLETED BUILD-TO-SUIT TRANSACTIONS

Primary Tenant (Guarantor)	Location	Sq. Ft.	Property Type	Initial Basis ($000)	Estimated Annual GAAP Rent ($000)	Initial Annualized Cash Rent ($000)	Estimated GAAP Yield	Initial Cash Yield	Approximate Lease Term (Yrs)
Aryzta, LLC (Aryzta AG)	Romeoville, IL	188,000	Industrial	$52,700	$3,544	$3,301	6.7%	6.3%	15
Amazon.com.dedc, LLC (Amazon.com Inc.)	Edwardsville, IL	770,000	Industrial	44,800	2,682	2,501	6.0%	5.6%	10
The Dow Chemical Company(1)	Lake Jackson, TX	389,000	Office	78,484	8,673	7,108	9.5%	7.7%	20
		1,347,000		$175,984	$14,899	$12,910	7.8%	6.7%

1.	Three of four buildings completed in Q4 2016. Estimated GAAP and cash yields reflect estimated costs of completion of final building and developer partner payout of all four buildings, as set forth in the table immediately below.

ON-GOING BUILD-TO-SUIT PROJECTS

Location	Sq. Ft.	Property Type	Maximum Commitment/ Estimated Completion Cost ($000)	GAAP Investment Balance as of 12/31/2016 ($000)(1)	Estimated Completion Date	Approximate Lease Term (Yrs)
Lake Jackson, TX(2)	275,000	Office	$78,447	$55,960	1Q 17	20
Charlotte, NC	201,000	Office	62,445	40,443	2Q 17	15
Opelika, AL	165,000	Industrial	37,000	10,249	2Q 17	25
	641,000		$177,892	$106,652

1.	During the quarter, Lexington funded $25.4 million of the projected costs of the above projects, including the completed Lake Jackson buildings.
2.	Total project is 664,000 square feet. 389,000 square feet completed in Q4 2016 as set forth in the table above.

FORWARD PURCHASE COMMITMENTS

Location	Sq. Ft.	Property Type	Maximum Acquisition Cost ($000)	Estimated Acquisition Date	Estimated GAAP Yield	Estimated Initial Cash Yield	Approximate Lease Term (Yrs)
Grand Prairie, TX	215,000	Industrial	$24,725	2Q 17	7.6%	6.2%	20
Warren, MI(1)	260,000	Industrial	47,000	3Q 17	8.3%	7.3%	15
	475,000		$71,725		8.0%	6.9%

1.	Lexington provided a $4.6 million letter of credit to secure its obligation to purchase this property.

PROPERTY DISPOSITIONS

Primary Tenant	Location	Property Type	Gross Disposition Price ($000)	Annualized Net Income(1)(2) ($000)	Annualized NOI(1) ($000)	Month of Disposition
Vacant	Canonsburg, PA	Office	$8,250	$(330)	$(330)	October
Avnet, Inc.	Phoenix, AZ	Office	32,000	1,276	1,949	October
Bank of America, National Association	Los Angeles, CA	Office	19,200	1,014	1,107	November
BluePearl Holdings, LLC(3)	Tampa, FL/Houston TX	Office	15,177	566	946	November
Nextel of Texas, Inc.(4)	Temple, TX	Office	7,463	(366)	800	December
Vacant	Westmont, IL	Office	5,000	(682)	(635)	December
			$87,090	$1,478	$3,837

1.	Quarterly period prior to sale annualized.
2.	Excludes impairment charges recognized.
3.	Includes four properties.
4.	Conveyed to lender in a foreclosure sale.

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LOAN INVESTMENTS

Lexington collected an aggregate $1.6 million in full satisfaction of three loan investments secured by portfolios of single-tenant retail properties.

Leasing Activity

During the fourth quarter of 2016, Lexington executed the following new and extended leases:

	LEASE EXTENSIONS

	Location		Primary Tenant(1)	Prior Term	Lease Expiration Date	Sq. Ft.
	Office/Multi-Tenant
1	San Antonio	TX	United Healthcare Services, Inc.	11/2017	11/2024	142,500
2-3	Various	HI/PA	N/A	2016-2017	2019-2020	1,521
3	Total office lease extensions					144,021

	Industrial/Multi-Tenant
1	Plymouth	IN	Bay Valley Foods, LLC	12/2016	12/2018	300,500
2	Antioch	TN	Wirtgen America, Inc.	12/2016	12/2019	73,500
2	Total industrial/multi-tenant lease extensions					374,000

	Other
1	Chattanooga	TN	BI-LO LLC/K-VA-T Food Stores, Inc.	06/2017	06/2019	42,130
1	Total other lease extensions					42,130

6	Total lease extensions					560,151

	NEW LEASES

	Location			Lease Expiration Date	Sq. Ft.
	Office/Multi-Tenant
1	Farmers Branch	TX	Brain Synergy Institute, LLC d/b/a Cerebrum Health Centers	09/2024	12,707
2	Richmond	VA	N/A	02/2027	8,503
3	Hampton	VA	Wisconsin Physicians Service Insurance Corporation(2)	08/2023	71,073
4-9	Honolulu/Farmers Branch	HI/TX	N/A	2017-2022	5,436
9	Total new office leases				97,719

9	Total new leases				97,719

15	TOTAL NEW AND EXTENDED LEASES				657,870

1.	Leases greater than 10,000 square feet.
2.	Lease commences January 1, 2020 following expiration of existing tenant's lease.

As of December 31, 2016, Lexington's portfolio was 96.0% leased, excluding any property subject to a mortgage in default.

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BALANCE SHEET/CAPITAL MARKETS

In the fourth quarter of 2016, Lexington issued 976,109 common shares at an average price of $10.75 per share under its ATM offering program.

During the fourth quarter of 2016, Lexington satisfied $14.0 million of secured debt with a weighted-average interest rate of 5.2%.

2017 EARNINGS GUIDANCE

Lexington estimates that its net income attributable to common shareholders per diluted common share for the year ended December 31, 2017 will be within an expected range of $0.64 to $0.67. Lexington estimates that its Adjusted Company FFO for the year ended December 31, 2017 will be within an expected range of $0.94 to $0.98 per diluted common share. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

FOURTH QUARTER 2016 CONFERENCE CALL

Lexington will host a conference call today, Wednesday, March 1, 2017, at 8:30 a.m. Eastern Time, to discuss its results for the quarter ended December 31, 2016. Interested parties may participate in this conference call by dialing 1-844-825-9783 (U.S.), 1-412-317-5163 (International) or 1-855-669-9657 (Canada). A replay of the call will be available through June 1, 2017, at 1-877-344-7529 (U.S.), 1-412-317-0088 (International) or 1-855-669-9658 (Canada); pin code for all replay numbers is 10100256. A live webcast of the conference call will be available at www.lxp.com within the Investors section.

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ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust (NYSE: LXP) is a publicly traded real estate investment trust (REIT) that owns a diversified portfolio of real estate assets consisting primarily of equity and debt investments in single-tenant net-leased commercial properties across the United States. Lexington seeks to expand its portfolio through build-to-suit transactions, sale-leaseback transactions and other transactions, including acquisitions. For more information, including Lexington's Quarterly Supplemental Information package, or to follow Lexington on social media, visit www.lxp.com.

Contact:

Investor or Media Inquiries for Lexington Realty Trust:

Heather Gentry, Senior Vice President of Investor Relations

Lexington Realty Trust

Phone: (212) 692-7200 E-mail: hgentry@lxp.com

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington and its subsidiaries to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management's Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington's periodic reports filed with the Securities and Exchange Commission, including, but not limited to, risks related to: (1) the authorization by Lexington's Board of Trustees of future dividend declarations, (2) Lexington's ability to achieve its estimates of net income attributable to common shareholders and Adjusted Company FFO for the year ending December 31, 2017, (3) the successful consummation of any lease, acquisition, build-to-suit, disposition, financing or other transaction on the terms described herein or at all, (4) the failure to continue to qualify as a REIT, (5) changes in general business and economic conditions, including the impact of any legislation, (6) competition, (7) increases in real estate construction costs, (8) changes in interest rates, (9) changes in accessibility of debt and equity capital markets, and (10) future impairment charges. Copies of the periodic reports Lexington has filed with the Securities and Exchange Commission are available on Lexington's web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington's future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “may,” “plans,” “predicts,” “will,” “will likely result,” “is optimistic,” “goal,” “objective” or similar expressions. Except as required by law, Lexington undertakes no obligation to revise those forward-looking statements to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties and loans are held through special purpose entities, which are separate and distinct legal entities, some of which are consolidated for financial statement purposes and/or disregarded for income tax purposes. The assets and credit of each special purpose entity with a property subject to a mortgage loan (a “property owner subsidiary”) are not available to creditors to satisfy the debt or other obligations of any other person, including any other special purpose entity or affiliate. Consolidated entities that are not property owner subsidiaries do not directly own any of the assets of a property owner subsidiary (or the general partner, member of managing member of such property owner subsidiary, but merely hold partnership, membership or beneficial interests therein, which interests are subordinate to the claims of the property owner subsidiary's general partner's, member's or managing member's creditors).

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Non-GAAP Financial Measures - Definitions

Lexington has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in this Quarterly Earnings Press Release and in other public disclosures.

Lexington believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable measures under generally accepted accounting principles (“GAAP”), reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund cash needs. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating Lexington's financial performance or cash flow from operating, investing or financing activities or liquidity.

Cash Rent: Cash Rent is calculated by making adjustments to GAAP rent to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents relating to free rent periods and contractual rent increases. Cash Rent excludes lease termination income. Lexington believes Cash Rent provides a meaningful indication of an investment's ability to fund cash needs.

Company Funds Available for Distribution (“FAD”): FAD is calculated by making adjustments to Adjusted Company FFO (see below) for (1) straight-line rent adjustments, (2) lease incentive amortization, (3) amortization of above/below market leases, (4) lease termination payments, net, (5) non-cash interest, net, (6) non-cash charges, net, (7) cash paid for tenant improvements, and (8) cash paid for lease costs. Although FAD may not be comparable to that of other real estate investment trusts (“REITs”), Lexington believes it provides a meaningful indication of its ability to fund cash needs. FAD is a non-GAAP financial measure and should not be viewed as an alternative measurement of operating performance to net income, as an alternative to net cash flows from operating activities or as a measure of liquidity.

Funds from Operations (“FFO”) and Adjusted Company FFO: Lexington believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for non-consolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington’s common shares, are converted at the beginning of the period. Lexington also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of Lexington's real estate portfolio. Lexington believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of Lexington’s operating performance or as an alternative to cash flow as a measure of liquidity.

GAAP and Cash Yield or Capitalization Rate: GAAP and cash yields or capitalization rates are measures of operating performance used to evaluate the individual performance of an investment. These measures are not presented or intended to be viewed as a liquidity or performance measure that present a numerical measure of Lexington's historical or future financial performance, financial position or cash flows. The yield or capitalization rate is calculated by dividing the annualized NOI (as defined below, except GAAP rent adjustments are added back to rental income to calculate GAAP yield or capitalization rate) the investment is expected to generate (or has generated) by the acquisition/completion cost (or sale) price.

Net Operating Income (“NOI”): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of Lexington's historical or future financial performance, financial position or cash flows. Lexington defines NOI as operating revenues (rental income (less GAAP rent adjustments and lease termination income), tenant reimbursements and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, Lexington's NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. Lexington believes that net income is the most directly comparable GAAP measure to NOI.

# # #

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited and in thousands, except share and per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2016	2015	2016	2015
Gross revenues:
Rental	$87,261	$98,934	$398,065	$399,485
Tenant reimbursements	8,065	7,692	31,431	31,354
Total gross revenues	95,326	106,626	429,496	430,839
Expense applicable to revenues:
Depreciation and amortization	(41,361)	(41,403)	(166,048)	(163,198)
Property operating	(12,512)	(14,055)	(47,355)	(59,655)
General and administrative	(8,072)	(6,750)	(31,104)	(29,276)
Non-operating income	3,543	3,216	13,043	11,429
Interest and amortization expense	(19,459)	(21,466)	(88,032)	(89,739)
Debt satisfaction gains (charges), net	(157)	11,397	(975)	25,150
Impairment charges	(24,332)	(2,762)	(100,236)	(36,832)
Gains on sales of properties	23,097	—	81,510	23,307
Income before provision for income taxes, equity in earnings of non-consolidated entities and discontinued operations	16,073	34,803	90,299	112,025
Provision for income taxes	(340)	(104)	(1,439)	(568)
Equity in earnings of non-consolidated entities	1,196	814	7,590	1,752
Income from continuing operations	16,929	35,513	96,450	113,209
Discontinued operations:
Income from discontinued operations	—	—	—	109
Provision for income taxes	—	—	—	(4)
Gains on sales of properties	—	—	—	1,577
Total discontinued operations	—	—	—	1,682
Net income	16,929	35,513	96,450	114,891
Less net income attributable to noncontrolling interests	(928)	(663)	(826)	(3,188)
Net income attributable to Lexington Realty Trust shareholders	16,001	34,850	95,624	111,703
Dividends attributable to preferred shares – Series C	(1,572)	(1,572)	(6,290)	(6,290)
Allocation to participating securities	(38)	(49)	(225)	(313)
Net income attributable to common shareholders	$14,391	$33,229	$89,109	$105,100
Income per common share – basic:
Income from continuing operations	$0.06	$0.14	$0.38	$0.44
Income from discontinued operations	—	—	—	0.01
Net income attributable to common shareholders	$0.06	$0.14	$0.38	$0.45
Weighted-average common shares outstanding – basic	235,066,967	233,448,100	233,633,058	233,455,056
Income per common share – diluted:
Income from continuing operations	$0.06	$0.14	$0.37	$0.44
Income from discontinued operations	—	—	—	0.01
Net income attributable to common shareholders	$0.06	$0.14	$0.37	$0.45
Weighted-average common shares outstanding – diluted	235,204,568	239,411,055	237,679,031	233,751,775
Amounts attributable to common shareholders:
Income from continuing operations	$14,391	$33,229	$89,109	$103,418
Income from discontinued operations	—	—	—	1,682
Net income attributable to common shareholders	$14,391	$33,229	$89,109	$105,100

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

As of December 31,

(Unaudited and in thousands, except share and per share data)

	2016	2015
Assets:
Real estate, at cost	$3,533,172	$3,789,711
Real estate - intangible assets	597,294	692,778
Investments in real estate under construction	106,652	95,402
	4,237,118	4,577,891
Less: accumulated depreciation and amortization	1,208,792	1,179,969
Real estate, net	3,028,326	3,397,922
Assets held for sale	23,808	24,425
Cash and cash equivalents	86,637	93,249
Restricted cash	31,142	10,637
Investment in and advances to non-consolidated entities	67,125	31,054
Deferred expenses, net	33,360	42,000
Loans receivable, net	94,210	95,871
Rent receivable – current	7,516	7,193
Rent receivable – deferred	31,455	87,547
Other assets	37,888	18,505
Total assets	$3,441,467	$3,808,403

Liabilities and Equity:
Liabilities:
Mortgages and notes payable, net	$738,047	$872,643
Revolving credit facility borrowings	—	177,000
Term loans payable, net	501,093	500,076
Senior notes payable, net	494,362	493,526
Convertible notes payable, net	—	12,126
Trust preferred securities, net	127,096	126,996
Dividends payable	47,264	45,440
Liabilities held for sale	191	8,405
Accounts payable and other liabilities	59,601	41,479
Accrued interest payable	6,704	8,851
Deferred revenue - including below market leases, net	39,895	42,524
Prepaid rent	14,723	16,806
Total liabilities	2,028,976	2,345,872

Commitments and contingencies
Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares:
Series C Cumulative Convertible Preferred, liquidation preference $96,770; 1,935,400 shares issued and outstanding	94,016	94,016
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 238,037,177 and 234,575,225 shares issued and outstanding in 2016 and 2015, respectively	24	23
Additional paid-in-capital	2,800,736	2,776,837
Accumulated distributions in excess of net income	(1,500,966)	(1,428,908)
Accumulated other comprehensive loss	(1,033)	(1,939)
Total shareholders’ equity	1,392,777	1,440,029
Noncontrolling interests	19,714	22,502
Total equity	1,412,491	1,462,531
Total liabilities and equity	$3,441,467	$3,808,403

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LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

EARNINGS PER SHARE

(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
EARNINGS PER SHARE:

Basic:
Income from continuing operations attributable to common shareholders	$14,391	$33,229	$89,109	$103,418
Income from discontinued operations attributable to common shareholders	—	—	—	1,682
Net income attributable to common shareholders	$14,391	$33,229	$89,109	$105,100

Weighted-average number of common shares outstanding	235,066,967	233,448,100	233,633,058	233,455,056

Income per common share:
Income from continuing operations	$0.06	$0.14	$0.38	$0.44
Income from discontinued operations	—	—	—	0.01
Net income attributable to common shareholders	$0.06	$0.14	$0.38	$0.45

Diluted:
Income from continuing operations attributable to common shareholders - basic	$14,391	$33,229	$89,109	$103,418
Impact of assumed conversions	—	711	(159)	—
Income from continuing operations attributable to common shareholders	14,391	33,940	88,950	103,418
Income from discontinued operations attributable to common shareholders - basic	—	—	—	1,682
Impact of assumed conversions	—	—	—	—
Income from discontinued operations attributable to common shareholders	—	—	—	1,682
Net income attributable to common shareholders	$14,391	$33,940	$88,950	$105,100

Weighted-average common shares outstanding - basic	235,066,967	233,448,100	233,633,058	233,455,056
Effect of dilutive securities:
Share options	137,601	220,125	230,352	296,719
Operating Partnership Units	—	3,834,962	3,815,621	—
6.00% Convertible Guaranteed Notes	—	1,907,868	—	—
Weighted-average common shares outstanding - diluted	235,204,568	239,411,055	237,679,031	233,751,775

Income per common share:
Income from continuing operations	$0.06	$0.14	$0.37	$0.44
Income from discontinued operations	—	—	—	0.01
Net income attributable to common shareholders	$0.06	$0.14	$0.37	$0.45

12

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES

ADJUSTED COMPANY FUNDS FROM OPERATIONS & FUNDS AVAILABLE FOR DISTRIBUTION

(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
FUNDS FROM OPERATIONS:
Basic and Diluted:
Net income attributable to common shareholders	$14,391	$33,229	$89,109	$105,100
Adjustments:
Depreciation and amortization	39,840	39,708	159,363	157,644
Impairment charges - real estate	24,332	2,762	100,236	36,832
Noncontrolling interests - OP units	686	457	(159)	1,999
Amortization of leasing commissions	1,520	1,695	6,684	5,554
Joint venture and noncontrolling interest adjustment	369	453	1,111	1,788
Gains on sales of properties, including non-consolidated entities	(23,729)	(487)	(87,520)	(25,371)
Tax on sales of properties	2	—	52	—
FFO available to common shareholders and unitholders - basic	57,411	77,817	268,876	283,546
Preferred dividends	1,572	1,572	6,290	6,290
Interest and amortization on 6.00% Convertible Notes	—	253	532	1,048
Amount allocated to participating securities	38	49	225	313
FFO available to all equityholders and unitholders - diluted	59,021	79,691	275,923	291,197
Debt satisfaction (gains) charges, net, including non-consolidated entities	157	(11,397)	975	(25,086)
Transaction costs/Other	508	1,285	837	1,864
Adjusted Company FFO available to all equityholders and unitholders - diluted	59,686	69,579	277,735	267,975

FUNDS AVAILABLE FOR DISTRIBUTION:
Adjustments:
Straight-line rents	(2,051)	(12,460)	(37,748)	(47,702)
Lease incentives	417	387	1,673	1,544
Amortization of above/below market leases	530	418	2,057	261
Lease termination payments, net	(1,814)	2,420	(8,216)	3,086
Non-cash interest, net	(387)	(638)	(1,913)	(118)
Non-cash charges, net	2,092	2,213	8,998	8,821
Tenant improvements	(665)	(7,242)	(1,957)	(20,426)
Lease costs	(393)	(2,439)	(6,558)	(6,681)
Company Funds Available for Distribution	$57,415	$52,238	$234,071	$206,760

Per Common Share and Unit Amounts
Basic:
FFO	$0.24	$0.33	$1.13	$1.19

Diluted:
FFO	$0.24	$0.33	$1.13	$1.19
Adjusted Company FFO	$0.24	$0.29	$1.14	$1.10

Weighted-Average Common Shares
Basic:
Weighted-average common shares outstanding - basic EPS	235,066,967	233,448,100	233,633,058	233,455,056
Operating partnership units(1)	3,808,185	3,834,962	3,815,621	3,848,434
Weighted-average common shares outstanding - basic FFO	238,875,152	237,283,062	237,448,679	237,303,490

Diluted:
Weighted-average common shares outstanding - diluted EPS	235,204,568	239,411,055	237,679,031	233,751,775
Unvested share-based payment awards	674,053	—	549,049	3,326
6.00% Convertible Guaranteed Notes	—	—	1,077,626	2,041,629
Operating partnership units(1)	3,808,185	—	—	3,848,434
Preferred shares - Series C	4,710,570	4,710,570	4,710,570	4,710,570
Weighted-average common shares outstanding - diluted FFO	244,397,376	244,121,625	244,016,276	244,355,734

(1)	Includes OP units other than OP units held by Lexington.

13

RECONCILIATION OF NON-GAAP MEASURES

2017 EARNINGS GUIDANCE

	Twelve Months Ended December 31, 2017
	Range
Estimated:
Net income attributable to common shareholders per diluted common share(1)	$0.64	$0.67
Depreciation and amortization	0.67	0.68
Impact of capital transactions	(0.37)	(0.37)
Estimated Adjusted Company FFO per diluted common share	$0.94	$0.98

(1)	Assumes all convertible securities are dilutive.

14

LEXINGTON REALTY TRUST

2016 Fourth Quarter Investment / Capital Recycling Summary

PROPERTY INVESTMENTS

	Primary Tenant (Guarantor)	Location		Property Type	Initial Basis ($000)	Initial Estimated Annualized GAAP Rent ($000)	Initial Estimated Annualized Cash Rent ($000) (1)	Initial Estimated GAAP Yield (1)	Initial Estimated Cash Yield (1)	Month Closed	Primary Lease Expiration
1	The Dow Chemical Company(2)	Lake Jackson	TX	Office	$78,484	$8,673	$7,108	9.5%	7.7%	Nov	10/2036
2	Aryzta LLC (Aryzta AG)	Romeoville	IL	Industrial	52,700	3,544	3,301	6.7%	6.3%	Dec	10/2031
3	Amazon.com.dedc, LLC (Amazon.com, Inc.)	Edwardsville	IL	Industrial	44,800	2,682	2,501	6.0%	5.6%	Dec	09/2026
3	TOTAL PROPERTY INVESTMENTS				$175,984	$14,899	$12,910	7.8%	6.7%

CAPITAL RECYCLING

	PROPERTY DISPOSITIONS

	Primary Tenant	Location		Property Type	Gross Sale Price ($000)	Annualized Net Income ($000) (3)(5)	Annualized NOI ($000)(1)(3)	Month of Disposition	% Leased	Gross Sale Price PSF
1	Vacant	Canonsburg	PA	Office	$8,250	$(330)	$(330)	October	0%	$76.48
2	Avnet, Inc.	Phoenix	AZ	Office	32,000	1,276	1,949	October	100%	181.40
3	Bank of America, National Association	Los Angeles	CA	Office	19,200	1,014	1,107	November	100%	232.65
4-7	BluePearl Holdings, LLC	Tampa / Houston	FL / TX	Office	15,177	566	946	November	100%	378.26
8	Nextel of Texas, Inc. (4)	Temple	TX	Office	7,463	(366)	800	December	50%	68.60
9	Vacant	Westmont	IL	Office	5,000	(682)	(635)	December	0%	18.54
9	TOTAL PROPERTY DISPOSITIONS				$87,090	$1,478	$3,837

Footnotes

(1)	See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.
(2)	Three of four buildings completed in Q4 2016. Estimated GAAP and cash yields reflect estimated costs of completion of final building and developer partner payout of all four buildings.
(3)	3Q 2016 annualized.
(4)	Conveyed to lender in a foreclosure sale.
(5)	Excludes impairment charges recognized.

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LEXINGTON REALTY TRUST

2016 Fourth Quarter Build-to-Suit Projects / Forward Purchase Commitments

BUILD-TO-SUIT PROJECTED CONSTRUCTION FUNDING SCHEDULE (1)

	Location		Sq. Ft	Property Type	Approximate Lease Term (Years)	Maximum Commitment/ Estimated Completion Cost ($000)	Investment balance as of 12/31/16 ($000)	Estimated Cash Investment Next 12 Months ($000)				Estimated Completion/ Acquisition Date	Estimated Initial GAAP Yield (4)	Estimated Initial Cash Yield (4)
								Q1 2017	Q2 2017	Q3 2017	Q4 2017
1	Lake Jackson (2)	TX	275,000	Office	20	$78,447	$55,960	$-	$-	$-	$-	1Q 17	9.5%	7.7%
2	Charlotte	NC	201,000	Office	15	62,445	40,443	11,980	9,080	-	-	2Q 17	9.5%	8.3%
3	Opelika	AL	165,000	Industrial	25	37,000	10,249	14,620	11,670	-	-	2Q 17	9.0%	7.1%
3	TOTAL BUILD-TO-SUIT PROJECTS (3)					$177,892	$106,652	$26,600	$20,750	$-	$-

FORWARD PURCHASE COMMITMENTS (1)

	Location	Sq. Ft.	Property Type	Approximate Lease Term (Years)	Maximum Acquisition Cost ($000)	Estimated Completion Date	Estimated GAAP Yield (4)	Estimated Initial Cash Yield (4)
1	Grand Prairie, TX	215,000	Industrial	20	$24,725	2Q 17	7.6%	6.2%
2	Warren, MI (5)	260,000	Industrial	15	47,000	3Q 17	8.3%	7.3%
					$71,725

2	TOTAL FORWARD PURCHASE COMMITMENTS

Footnotes

(1)	Lexington can give no assurance that any of the build-to-suit projects or other potential investments that are under commitment or contract or in process will be completed or, if completed, will perform to Lexington's expectations.
(2)	Three of four buildings completed in Q4 2016. Estimated completion cost and investment balance at 12/31/2016 reflect the fourth building. Estimated GAAP and cash yields reflect completion costs of all buildings and developer partner payout of all four buildings. In July 2016, Lexington obtained $197.2 million of non-recourse financing. The loan bears interest at a fixed rate of 4.04%. The estimated remaining costs to fund the entire project of $71.6 million were escrowed at closing, approximately $27.9 million of which has been used through Q4 2016 to fund project costs.
(3)	Investment balance in accordance with GAAP included in investment in real estate under construction. Aggregate equity invested is $109.1 million.
(4)	See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.
(5)	Lexington provided a $4.6 million letter of credit to secure its obligation to purchase this property.

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LEXINGTON REALTY TRUST

2016 Fourth Quarter Financing Summary

DEBT RETIRED

Location	Primary Tenant (Guarantor)	Property Type	Face / Satisfaction ($000)	Fixed Rate	Maturity Date

Consolidated Mortgage Debt:
Huntington, WV	AMZN WVCS LLC (Amazon.com, Inc.)	Office	$6,500	4.15%	02/2017
Temple, TX(1)	Nextel of Texas, Inc. (Nextel Finance Company)	Office	7,463	6.09%	N/A

			$13,963

Footnotes:

(1)	Conveyed to lender in a foreclosure sale.

17

LEXINGTON REALTY TRUST

2016 Fourth Quarter Leasing Summary

LEASE EXTENSIONS

	Tenant	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)	New Cash Rent Per Annum ($000)(1)(3)	Prior Cash Rent Per Annum ($000)(3)

	Office / Multi-Tenant Office
1	United HealthCare Services, Inc.	San Antonio	TX	11/2017	11/2024	142,500	$1,957	$1,866	$2,159	$2,048
2-3	Various	Various	HI/PA	2016-2017	2019-2020	1,521	63	57	63	57
3	Total office lease extensions					144,021	$2,020	$1,923	$2,222	$2,105

	Industrial / Multi-Tenant Industrial
1	Bay Valley Foods, LLC	Plymouth	IN	12/2016	12/2018	300,500	$841	$785	$841	$826
2	Wirtgen America, Inc.	Antioch	TN	12/2016	12/2019	73,500	210	210	210	210
2	Total industrial lease extensions					374,000	$1,051	$995	$1,051	$1,036
				`
	Other
1	BI-LO, LLC / K-VA-T Food Stores, Inc.	Chattanooga	TN	06/2017	06/2019	42,130	$131	$127	$131	$128
1	Total other lease extension					42,130	$131	$127	$131	$128

6	TOTAL EXTENDED LEASES					560,151	$3,202	$3,045	$3,404	$3,269

NEW LEASES

	Tenant	Location		Lease Expiration Date	Sq. Ft.	New GAAP Rent Per Annum ($000)(1)	New Cash Rent Per Annum ($000)(1)(3)
	Office/Multi-Tenant Office
1	Brain Synergy Institute, LLC d/b/a Cerebrum Health Centers	Farmers Branch	TX	09/2024	12,707	$191	$191
2	Pacific Summit Energy LLC	Richmond	VA	02/2027	8,503	133	133
3	Wisconsin Physicians Service Insurance Corporation (4)	Hampton	VA	08/2023	71,073	1,062	1,203
4-9	Various	Honolulu/ Farmers Branch	HI/TX	2017-2022	5,436	38	38
9	Total office new leases				97,719	$1,424	$1,565

9	TOTAL NEW LEASES				97,719	$1,424	$1,565

15	TOTAL NEW AND EXTENDED LEASES				657,870	$4,626	$4,969

18

LEXINGTON REALTY TRUST

2016 Fourth Quarter Leasing Summary (Continued)

LEASE NON-RENEWALS / LEASE REJECTIONS (2)

	Tenant	Location		Lease Expiration Date	Sq. Ft.	YTD 9/30/2016 GAAP Rent ($000)	YTD 9/30/2016 Cash Rent ($000)(3)
	Office
1	Hnedak Bobo Group, Inc.	Memphis	TN	10/2016	37,229	$376	$389
2	Physicians Choice Laboratory Services, LLC (5)	Rock Hill	SC	03/2039	104,497	1,429	1,456

2	TOTAL LEASE NON-RENEWALS / LEASE REJECTIONS				141,726	$1,805	$1,845

Footnotes

(1)	Assumes twelve months rent from the later of 1/1/17 or lease commencement/extension, excluding free rent periods as applicable.
(2)	Excludes multi-tenant properties.
(3)	See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.
(4)	Lease commences 1/1/20 following expiration of existing tenant's lease.
(5)	On 10/26/2016, the tenant filed as assignment for the benefit of creditors under Florida law and rejected the lease.

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LEXINGTON REALTY TRUST

Other Revenue Data

12/31/2016

($000)

Other Revenue Data

	GAAP Rent
Asset Class	Twelve months ended
	12/31/16(1)	12/31/16 Percentage	12/31/15 Percentage (5)
Office	$176,860	52.9%	49.6%
Industrial	132,605	39.7%	30.5%
Multi-tenant	12,604	3.8%	3.0%
Other	12,099	3.6%	16.9%
	$334,168	100.0%	100.0%

	GAAP Rent
Credit Ratings (2)	Twelve months ended
	12/31/16(1)	12/31/16 Percentage	12/31/15 Percentage
Investment Grade	$123,769	37.0%	34.0%
Non-Investment Grade	56,836	17.0%	15.1%
Unrated	153,563	46.0%	50.9%
	$334,168	100.0%	100.0%

Weighted-Average Lease Term - Cash Basis	As of 12/31/16	As of 12/31/15
	8.6 years	9.1 years	(3)

Rent Estimates for Current Assets

Year	GAAP (4)	Cash (4)	Projected Straight-line / GAAP Rent Adjustments
2017	$341,673	$328,054	$(13,619)
2018	325,077	314,764	(10,313)

Footnotes

(1)	Twelve months ended 12/31/2016 GAAP rent, excluding termination income, recognized for consolidated properties owned as of 12/31/2016.
(2)	Credit ratings are based upon either tenant, guarantor or parent. Generally, multi-tenant assets are included in unrated.
(3)	Adjusted to reflect NY land leases to first purchase option date.
(4)	Amounts assume (1) lease terms for non-cancellable periods only, (2) no new or renegotiated leases are entered into after 12/31/2016, and (3) no properties are sold or acquired after 12/31/2016.
(5)	Houston, TX (Industrial Terminals Management L.L.C.) and Missouri City, TX (Vulcan Construction Materials, LP) reclassed to industrial from "other".

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LEXINGTON REALTY TRUST

Other Revenue Data (Continued)

12/31/2016

($000)

Same-Store NOI (1)

	Twelve months ended December 31,
	2016	2015	2014
Total Cash Rent	$261,721	$266,309	$265,814
Tenant Reimbursements	24,623	25,077	25,306
Property Operating Expenses	(38,232)	(41,782)	(42,707)
Same-Store NOI	$248,112	$249,604	$248,413

Change in Same-Store NOI	(0.6%)	0.5%

Same-Store Percent Leased (2)	As of 12/31/16	As of 12/31/15	As of 12/31/14
	95.8%	98.1%	98.2%

Lease Escalation Data (3)

Footnotes

(1)	NOI is on a consolidated cash basis for all consolidated properties except properties acquired/expanded and sold in 2016, 2015 and 2014 and properties subject to secured mortgage loans in default at December 31, 2016. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.
(2)	Excludes properties acquired or sold in 2016, 2015 and 2014 and properties subject to secured mortgage loans in default as of 12/31/2016.
(3)	Based on twelve months consolidated cash rents for single-tenant leases (properties greater than 70% leased) owned as of December 31, 2016. Excludes parking operations and rents from prior tenants.

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LEXINGTON REALTY TRUST

Portfolio Detail By Asset Class

12/31/2016

($000, except square footage)

Asset Class	YE 2014	YE 2015	YE 2016

Office
% of ABR (1)	51.2%	49.6%	52.9%
LTL (5)	31.4%	23.2%	26.9%
STL (6)	68.6%	76.8%	73.1%
Leased	98.6%	99.6%	99.6%
Wtd. Avg. Lease Term (2)	7.4	7.2	7.2
Mortgage Debt	$426,635	$329,696	$490,948
% Investment Grade (1)	53.3%	48.0%	48.1%
Square Feet	13,264,134	12,847,877	11,569,940

Industrial (7)
% of ABR (1)	25.4%	30.5%	39.7%
LTL (5)	47.9%	47.4%	50.8%
STL (6)	52.1%	52.6%	49.2%
Leased	99.7%	99.6%	99.9%
Wtd. Avg. Lease Term (2)	8.8	10.1	10.4
Mortgage Debt	$177,951	$292,293	$240,790
% Investment Grade (1)	26.6%	27.9%	26.2%
Square Feet	22,745,140	25,693,585	27,476,653

Multi-Tenant
% of ABR (1)	8.6%	3.0%	3.8%
Leased	53.9%	44.1%	43.2%
Wtd. Avg. Lease Term (2)	6.9	3.4	3.0
Mortgage Debt	$116,763	$14,118	$10,586
% Investment Grade (1)	19.3%	36.9%	14.2%
Square Feet	2,414,889	2,301,864	2,971,126

Other
% of ABR (1)	14.8%	16.9%	3.6%
LTL (5)	86.8%	88.0%	42.7%
STL (6)	13.2%	12.0%	57.3%
Leased	94.3%	98.0%	100.0%
Wtd. Avg. Lease Term (2)(3)	18.2	18.5	14.6
Mortgage Debt	$226,645	$255,218	$2,849
% Investment Grade (1)	4.5%	3.3%	17.8%
Square Feet	1,447,724	1,426,697	1,306,578

Loans Receivable	$105,635	$95,871	$94,210
Construction in progress (4)	$121,184	$103,954	$111,771

Footnotes

(1)	Percentage of GAAP rent, excluding termination income, for consolidated properties owned as of each respective year end.
(2)	Cash basis.
(3)	Cash basis adjusted to reflect NY land leases to the first purchase option date.
(4)	Includes development classified as real estate under construction on a consolidated basis.
(5)	Long-term leases ("LTL") are defined as leases having a remaining term of ten years or longer.
(6)	Short-term leases ("STL") are defined as leases having a remaining term of less than ten years.
(7)	Houston, TX (Industrial Terminals Management, L.L.C.) and Missouri City, TX (Vulcan Construction Materials, LP) reclassed to industrial from "other".

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LEXINGTON REALTY TRUST

Portfolio Composition

12/31/2016

Footnotes

(1)	Based on gross book value of real estate assets, real estate under construction, and loans receivable as of 12/31/2016.
(2)	Based on respective calendar year end twelve months GAAP rent, excluding termination income.

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LEXINGTON REALTY TRUST

Components of Net Asset Value

12/31/2016

($000)

The purpose of providing the following information is to enable readers to derive their own estimates of net asset value. This information is not intended to be an asset-by-asset or enterprise valuation.

Consolidated properties twelve month net operating income (NOI) (1)
Office	$163,727
Industrial	119,015
Multi-Tenant	3,383
Other	9,283
Total Net Operating Income	$295,408

Lexington's share of non-consolidated twelve month NOI (1)
Office	$1,067
Other	1,048
$2,115
Other income
Advisory fees	$1,038

In service assets not fairly valued by capitalized NOI method (1)
Wholly-owned assets less than 70% leased	$88,339
Wholly-owned assets acquired in 2016	$306,393
Non-consolidated asset completed in 2016	$54,061

Add other assets:
Assets held for sale	$23,808
Loans receivable	94,210
Development investment at cost incurred	114,192
Cash and cash equivalents	86,637
Restricted cash	31,142
Accounts receivable, net	7,516
Other assets	37,888
Total other assets	$395,393

Liabilities:
Corporate level debt (face amount)	$1,134,120
Mortgages and notes payable (face amount)	745,173
Liabilities held for sale	191
Dividends payable	47,264
Accounts payable, accrued expenses and other liabilities	81,028
Preferred stock, at liquidation value	96,770
Lexington's share of non-consolidated mortgages	8,472
Total deductions	$2,113,018

Common shares & OP units at 12/31/2016	241,808,819

Footnotes

(1)	NOI for the existing property portfolio at December 31, 2016, excludes NOI related to assets undervalued by a capitalized NOI method and assets held for sale. Assets undervalued by a capitalized NOI method are identified generally by occupancies under 70% and assets acquired in 2016. For assets in this category an NOI capitalization approach is not appropriate, and accordingly, Lexington's net book value has been used. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.

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LEXINGTON REALTY TRUST

Top Markets

12/31/2016

	Core Based Statistical Area (2)	Percent of GAAP Rent as of 12/31/16 (1)
1	Houston-Sugar Land-Baytown, TX	7.6%
2	Dallas-Fort Worth-Arlington, TX	6.8%
3	Memphis, TN-MS-AR	5.0%
4	Kansas City, MO-KS	4.1%
5	New York-Northern New Jersey-Long Island, NY-NJ-PA	4.0%
6	Kennewick-Pasco-Richland, WA	3.9%
7	Phoenix-Mesa-Scottsdale, AZ	3.6%
8	Richmond, VA	3.6%
9	Detroit-Warren-Livonia, MI	3.1%
10	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.6%
11	Denver-Aurora, CO	2.3%
12	Columbus, OH	2.2%
13	Las Vegas-Paradise, NV	2.0%
14	San Jose-Sunnyvale-Santa Clara, CA	2.0%
15	Chicago-Naperville-Joliet, IL-IN-WI	1.9%
16	Jackson, MS	1.9%
17	Charlotte-Gastonia-Rock Hill, NC-SC	1.8%
18	Indianapolis-Carmel, IN	1.7%
19	Orlando-Kissimmee, FL	1.6%
20	Atlanta-Sandy Springs-Marietta, GA	1.6%
	Total Top Markets (3)	63.4%

Footnotes

(1)	Twelve months ended 12/31/2016 GAAP rent, excluding termination income, recognized for consolidated properties owned as of 12/31/2016.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3)	Total shown may differ from detailed amounts due to rounding.

25

LEXINGTON REALTY TRUST

Single-Tenant Office Markets (1)(2)

12/31/2016

Footnotes

(1)	Twelve months ended 12/31/2016 GAAP rent, excluding termination income, recognized for consolidated single-tenant office properties owned as of 12/31/2016.
(2)	A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

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LEXINGTON REALTY TRUST

Tenant Industry Diversification (1)

12/31/2016

Footnotes

(1)	Twelve months ended 12/31/2016 GAAP rent, excluding termination income, recognized for consolidated properties owned as of 12/31/2016.

27

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Top 10 Tenants or Guarantors

12/31/2016

Top 10 Tenants or Guarantors - GAAP Basis

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Rent as of 12/31/2016 ($000) (1)	Percent of GAAP Rent as of 12/31/2016 ($000) (1) (2)
Preferred Freezer Services of Richland, LLC / Preferred Freezer Services, LLC & Preferred Freezer Services Operating, LLC	1	456,412	1.1%	$13,133	3.9%
FedEx Corporation / Federal Express Corporation	2	661,616	1.5%	12,148	3.6%
Metalsa Structural Products, Inc. / Dana Structural Products, LLC / Dana Holding Corporation and Dana Limited	7	2,053,359	4.7%	9,941	3.0%
United States of America	3	398,214	0.9%	9,728	2.9%
Nissan North America, Inc.	2	1,691,049	3.9%	9,625	2.9%
Swiss Re America Holding Corporation / Westport Insurance Corporation / Swiss Re Management (US) Corporation	2	476,123	1.1%	7,667	2.3%
McGuireWoods LLP	1	224,537	0.5%	7,183	2.1%
Morgan, Lewis & Bockius LLP	1	289,432	0.7%	7,015	2.1%
Industrial Terminals Management, L.L.C. /Maritime Holdings (Delaware) LLC	1	132,449	0.3%	6,773	2.0%
Xerox Corporation	1	202,000	0.5%	6,642	2.0%
	21	6,585,191	15.2%	$89,855	26.9%

Footnotes

(1)	Twelve months ended 12/31/2016 GAAP rent, excluding termination income, recognized for consolidated properties owned as of 12/31/2016.
(2)	Total shown may differ from detailed amounts due to rounding.

28

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Lease Rollover Schedule - Consolidated Single-Tenant Properties GAAP Basis

12/31/2016

($000)

Year	Number of Leases Expiring	GAAP Rent as of 12/31/2016	Percent of GAAP Rent as of 12/31/2016	Percent of GAAP Rent as of 12/31/2015
2017	9	$14,692	4.6%	6.6%
2018	31	24,455	7.7%	6.8%
2019	23	30,349	9.5%	8.0%
2020	16	22,639	7.1%	6.2%
2021	11	21,256	6.7%	6.2%
2022	5	9,983	3.1%	3.5%
2023	7	12,734	4.0%	3.9%
2024	10	15,555	4.9%	3.3%
2025	18	31,732	10.0%	9.2%
2026	14	15,391	4.8%	4.4%
Thereafter	51	120,062	37.7%	38.2%

Total (1)	195	$318,848	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties, parking operations and lease termination income.

29

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Lease Rollover Schedule - Consolidated Properties GAAP Basis

12/31/2016

($000)

Year	Number of Leases Expiring	GAAP Rent as of 12/31/2016	Percent of GAAP Rent as of 12/31/2016
2017	38	$15,266	4.7%
2018	45	26,751	8.2%
2019	30	31,791	9.7%
2020	17	22,743	7.0%
2021	17	23,902	7.3%
2022	6	9,983	3.1%
2023	7	12,734	3.9%
2024	11	15,555	4.8%
2025	19	32,142	9.8%
2026	14	15,391	4.7%
Thereafter	51	120,062	36.8%

Total (1)	255	$326,320	100.0%

Footnotes

(1)	Total shown may differ from detailed amounts due to rounding and does not include parking operations and lease termination income.

30

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Property Leases and Vacancies - Consolidated Portfolio - 12/31/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	GAAP Rent as of 12/31/2016 ($000) (3)	Cash Rent as of 12/31/2016 ($000) (2)	12/31/2016 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
2017	1/31/2017	10300 Kincaid Dr.	Fishers	IN	16	Roche Diagnostics Operations, Inc.	193,000	2,935	3,579	-	-
		1311 Broadfield Blvd.	Houston	TX	5, 25	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	155,040	2,576	2,636	-	-
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	Arrow Electronics, Inc.	128,500	2,256	2,801	-	-
	10/31/2017	4455 American Way	Baton Rouge	LA	—	New Cingular Wireless PCS, LLC	70,100	1,058	1,082	-	-
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	27,189	320	387	-	-
	12/1/2017	800 East Canal St.	Richmond	VA	24	CRG-Richmond Tenant, LLC	42,947	492	492	-	-
2018	1/31/2018	820 Gears Rd.	Houston	TX	23	Ricoh, USA, Inc.	78,895	1,154	1,101	-	-
	2/28/2018	10475 Crosspoint Blvd.	Indianapolis	IN	—	DMC Insurance Inc.	3,764	26	26	-	-
		850-950 Warrenville Rd.	Lisle	IL	—	Flexible Steel Lacing Company, d/b/a Flexco, Inc.	7,535	143	143	-	-
	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	United States of America	159,644	3,402	3,696	-	-
	5/31/2018	8900 Freeport Pkwy.	Irving	TX	—	Pacific Union Financial, LLC.	43,396	784	900	-	-
	6/30/2018	100 Barnes Rd.	Wallingford	CT	—	3M Company	44,400	507	515	-	-
		420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	42,770	128	310	-	-
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing LP	62,218	961	1,341	-	-
	9/30/2018	1701 Market St.	Philadelphia	PA	—	CBC Restaurant Corp.	8,070	211	224	-	-
	10/31/2018	3943 Denny Ave.	Pascagoula	MS	—	Huntington Ingalls Incorporated	94,841	593	593	-	-
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re America Holding Corporation / Westport Insurance Corporation / Swiss Re Management (US) Corporation	320,198	5,248	5,216	33,503	05/2019
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC / T-Mobile West Corporation (T-Mobile USA, Inc.)	77,484	1,469	1,773	-	-
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re America Holding Corporation / Westport Insurance Corporation / Swiss Re Management (US) Corporation	155,925	2,419	2,419	15,968	05/2019
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	521,286	7,013	7,016	-	-
	6/30/2019	3265 East Goldstone Dr.	Meridian	ID	—	VoiceStream PCS Holding, LLC / T-Mobile PCS Holdings, LLC (T-Mobile USA, Inc.)	77,484	1,105	1,437	8,883	08/2019
	7/15/2019	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International Inc.	252,300	1,902	1,915	-	-
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins Inc.	390,100	4,540	4,762	16,649	07/2019
	10/31/2019	10475 Crosspoint Blvd.	Indianapolis	IN	—	John Wiley & Sons, Inc.	123,416	2,268	2,288	-	-
		9601 Renner Blvd.	Lenexa	KS	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	77,484	1,142	1,463	9,056	12/2019
	12/31/2019	850-950 Warrenville Rd.	Lisle	IL	4	National-Louis University	91,879	1,548	1,592	9,275	N/A
2020	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	—	Canon Solutions America, Inc. (Oce - USA Holding, Inc.)	143,290	2,244	2,470	19,365	02/2020
	3/31/2020	1701 Market St.	Philadelphia	PA	—	Car-Tel Communications, Inc.	1,220	56	56	-	-
	5/31/2020	2401 Cherahala Blvd.	Knoxville	TN	—	AdvancePCS, Inc. / CaremarkPCS, L.L.C.	59,748	773	756	-	-
	6/30/2020	3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation / T-Mobile West Corporation	75,016	989	949	-	-
	7/31/2020	13775 McLearen Rd.	Herndon	VA	12	Orange Business Services U.S., Inc. (Equant N.V.)	132,617	1,663	1,776	-	-
	8/31/2020	133 First Park Dr.	Oakland	ME	—	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	78,610	1,147	1,453	8,627	10/2020
	9/30/2020	600 Business Center Dr.	Lake Mary	FL	7	JPMorgan Chase Bank, National Association	125,155	1,757	1,679	-	-
		9200 South Park Center Loop	Orlando	FL	—	Zenith Education Group, Inc. (ECMC Group, Inc.)	59,927	1,136	1,150	9,309	02/2017
		550 International Parkway	Lake Mary	FL	7	JPMorgan Chase Bank, National Association	125,920	1,762	1,689	-	-
	10/31/2020	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	36,311	237	237	-	-
2021	1/31/2021	1701 Market St.	Philadelphia	PA	—	Morgan, Lewis & Bockius LLP	289,432	4,299	4,360	-	-
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	157,511	3,774	3,774	14,816	01/2021
		2050 Roanoke Rd.	Westlake	TX	11, 18	Charles Schwab & Co, Inc.	130,199	871	707	-	-
	8/31/2021	333 Three D Systems Cir.	Rock Hill	SC	—	3D Systems Corporation	80,028	688	683	-	-
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc. (CAE INC.)	123,734	2,327	2,534	13,219	11/2021
	12/31/2021	2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	99,057	2,184	2,256	-	-

31

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Property Leases and Vacancies - Consolidated Portfolio - 12/31/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	GAAP Rent as of 12/31/2016 ($000) (3)	Cash Rent as of 12/31/2016 ($000) (2)	12/31/2016 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
2022	6/30/2022	8555 South River Pkwy.	Tempe	AZ	—	Versum Materials US, LLC	95,133	1,740	1,640	-	-
	7/31/2022	1440 E 15th Street	Tucson	AZ	—	CoxCom, LLC	28,591	560	560	-	-
	11/30/2022	4201 Marsh Ln.	Carrollton	TX	7	Carlson Restaurants Inc. (Carlson, Inc.)	130,000	1,866	2,161	-	-
	12/31/2022	231 N. Martingale Rd.	Schaumburg	IL	—	CEC Educational Services, LLC (Career Education Corporation)	317,198	4,478	4,398	-	-
2023	2/28/2023	1315 West Century Dr.	Louisville	CO	—	Rogue Wave Software, Inc.	20,000	291	238	-	-
	3/31/2023	8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	225,049	3,425	3,658	-	-
	8/31/2023	400 Butler Farm Rd.	Hampton	VA	22	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company) / Wisconsin Physicians Service Insurance Corp.	100,632	1,006	1,011	-	-
	12/14/2023	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	202,000	6,642	7,070	43,285	12/2023
2024	2/14/2024	1362 Celebration Blvd.	Florence	SC	—	MED3000, Inc.	32,000	573	554	-	-
	5/31/2024	3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,083	1,951	1,840	-	-
		3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank, N.A.	169,218	2,026	1,842	-	-
	8/31/2024	10475 Crosspoint Blvd.	Indianapolis	IN	—	RGN-Indianapolis I, LLC	14,236	295	295	-	-
	10/31/2024	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	84,404	1,255	1,152	-	-
	11/30/2024	6200 Northwest Pkwy.	San Antonio	TX	—	United HealthCare Services, Inc.	142,500	1,869	2,011	-	-
	12/31/2024	12000 & 12025 Tech Center Dr.	Livonia	MI	—	Kelsey-Hayes Company (TRW Automotive Inc.)	180,230	1,691	1,605	-	-
2025	1/31/2025	1401 Nolan Ryan Expy.	Arlington	TX	—	Triumph Aerostructures, LLC (Triumph Group, Inc.)	111,409	1,633	1,686	-	-
	2/28/2025	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holding Company, LLC)	247,254	2,804	3,016	-	-
		1401 Nolan Ryan Expy.	Arlington	TX	—	Cyient, Inc. (Infotech Enterprise Limited)	13,590	197	204	-	-
	3/14/2025	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. / TRW, Inc.(Experian Holdings, Inc.)	292,700	2,966	3,073	-	-
	5/31/2025	1701 Market St.	Philadelphia	PA	—	TruMark Financial Credit Union	2,641	241	241	-	-
	6/30/2025	2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	111,911	1,422	1,332	-	-
	9/30/2025	10001 Richmond Ave.	Houston	TX	—	Schlumberger Holdings Corp.	554,385	6,038	5,306	-	-
	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Wipro Data Center and Cloud Services, Inc. (Infocrossing, Inc.)	85,200	1,167	1,167	-	-
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	Wipro Data Center and Cloud Services, Inc. (Infocrossing, Inc.)	60,000	1,128	1,128	-	-
		4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating, LP	138,443	2,226	2,130	-	-
2026	3/31/2026	500 Olde Worthington Rd.	Westerville	OH	—	InVentiv Communications, Inc.	97,000	1,107	846	-	-
	4/30/2026	800 East Canal St.	Richmond	VA	—	Richmond Belly Ventures, LLC (David Duke, Lauren Duke, Terrence Kee, Cara Kee and John Bokel)	2,568	51	51	-	-
	6/30/2026	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc. / Time Incorporated	132,981	805	1,238	-	-
	11/30/2026	500 Kinetic Dr.	Huntington	WV	—	AMZN WVCS LLC (Amazon.com, Inc.)	68,693	1,268	1,092	-	-
	12/29/2026	5500 New Albany Rd.	Columbus	OH	—	Evans, Mechwart, Hambleton & Tilton, Inc.	104,807	1,737	1,645	-	-
2027	1/31/2027	1701 Market St.	Philadelphia	PA	—	Drybar Holdings LLC	1,975	34	26	-	-
	2/28/2027	800 East Canal St.	Richmond	VA	—	Pacific Summit Energy LLC (Sumitomo Corporation of Americas)	8,503	-	-	-	-
	4/30/2027	1315 West Century Dr.	Louisville	CO	—	Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	86,877	1,289	1,186	-	-
	6/30/2027	3902 Gene Field Rd.	St. Joseph	MO	—	Boehringer Ingelheim Vetmedica, Inc. (Boehringer Ingelheim USA Corporation)	98,849	1,993	1,841	-	-
	7/6/2027	2221 Schrock Rd.	Columbus	OH	—	MS Consultants, Inc.	42,290	633	597	-	-
	8/7/2027	25 Lakeview Dr.	Jessup	PA	—	TMG Health, Inc.	150,000	2,501	2,044	-	-
	10/31/2027	11201 Renner Blvd.	Lenexa	KS	—	United States of America	169,585	4,867	4,352	34,981	11/2027
	11/30/2027	1700 Millrace Dr.	Eugene	OR	10	Oregon Research Institute / Educational Policy Improvement Center	80,011	2,086	1,731	-	-
	12/31/2027	333 Mt. Hope Ave.	Rockaway	NJ	—	Atlantic Health System, Inc.	92,326	1,194	1,316	-	-
2028	4/30/2028	9655 Maroon Cir.	Englewood	CO	—	TriZetto Corporation	166,912	3,844	3,574	-	-
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	282,000	4,253	3,089	-	-
	3/31/2029	2800 High Meadow Cir.	Auburn Hills	MI	—	Faurecia USA Holdings, Inc.	278,000	3,547	3,157	-	-
2030	8/31/2030	800 East Canal St.	Richmond	VA	—	McGuireWoods LLP	224,537	7,183	6,546	57,500	02/2031
	9/30/2030	800 East Canal St.	Richmond	VA	—	CCA Industries, Inc. (The Riverstone Group, LLC),	25,707	693	657	-	-

32

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Property Leases and Vacancies - Consolidated Portfolio - 12/31/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	GAAP Rent as of 12/31/2016 ($000) (3)	Cash Rent as of 12/31/2016 ($000) (2)	12/31/2016 Debt Balance ($000)	Debt Maturity
OFFICE PROPERTIES
2031	1/10/2031	810 Gears Rd.	Houston	TX	—	United States of America	68,985	1,459	924	-	-
	3/1/2031	800 East Canal St.	Richmond	VA	—	Towne Bank	26,047	857	575	-	-
2032	10/31/2032	143 Diamond Ave.	Parachute	CO	—	Encana Oil and Gas (USA) Inc. (Alenco Inc.)	49,024	1,284	1,094	-	-
	12/31/2032	3030 North 3rd St.	Phoenix	AZ	—	CopperPoint Mutual Insurance Company	252,400	5,056	4,137	-	-
2033	11/30/2033	1331 Capitol Ave.	Omaha	NE	—	The Gavilon Group, LLC	127,810	3,311	2,887	-	-
2036	10/31/2036	270 Abner Jackson Pkwy.	Lake Jackson	TX	—	The Dow Chemical Company	389,188	1,084	2,674	196,512	10/2036
2088	8/8/2088	800 East Canal St.	Richmond	VA	—	The City of Richmond, Virginia	-	411	411	-	-
N/A	N/A	1701 Market St.	Philadelphia	PA	—	Parking Operations	-	2,716	2,716	-	-
	Vacancy	1701 Market St.	Philadelphia	PA	—	(Available for Lease)	699	-	-	-	-
		810 Gears Rd.	Houston	TX	—	(Available for Lease)	9,910	-	-	-	-
		1401 Nolan Ryan Expy.	Arlington	TX	—	(Available for Lease)	36,809	-	-	-	-
OFFICE TOTAL/WEIGHTED AVERAGE						99.6% Leased	11,569,940	$176,860	$175,960	$490,948

33

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Property Leases and Vacancies - Consolidated Portfolio - 12/31/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq. Ft. Leased or Available (1)	GAAP Rent as of 12/31/2016 ($000) (3)	Cash Rent as of 12/31/2016 ($000) (2)	12/31/2016 Debt Balance ($000)	Debt Maturity
INDUSTRIAL PROPERTIES
2017	4/30/2017	3600 Army Post Rd.	Des Moines	IA	—	HP Enterprise Services, LLC	405,000	2,052	2,668	-	-
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase Inc.	244,851	1,087	1,145	-	-
	12/31/2017	2203 Sherrill Dr.	Statesville	NC	—	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	639,800	1,916	2,080	-	-
2018	6/30/2018	1133 Poplar Creek Rd.	Henderson	NC	—	Staples, Inc.	196,946	860	862	-	-
		1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	772,450	1,342	1,347	-	-
	9/30/2018	50 Tyger River Dr.	Duncan	SC	—	Plastic Omnium Auto Exteriors, LLC	221,833	1,025	1,025	-	-
		904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	246,508	698	841	-	-
	12/31/2018	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	289,330	735	735	-	-
		2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	300,500	785	826	-	-
		749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company and Jacobson Transportation Company, Inc.)	150,000	471	525	-	-
2019	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	649,250	2,611	2,817	17,304	09/2019
	12/31/2019	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	250,410	559	559	-	-
		200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	400,522	894	894	-	-
		2415 US Hwy. 78 East	Moody	AL	—	Michelin North America, Inc.	595,346	1,408	1,394	-	-
		3686 South Central Ave.	Rockford	IL	—	Pierce Packaging Co.	93,000	307	307	-	-
2020	1/31/2020	101 Michelin Dr.	Laurens	SC	—	Michelin North America, Inc.	1,164,000	3,387	3,387	-	-
	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	7	James Hardie Building Products, Inc. (James Hardie NV & James Hardie Industries NV)	335,610	3,400	3,400	-	-
	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	133,221	952	1,200	7,326	12/2020
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time Incorporated)	229,605	1,234	1,299	-	-
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	107,400	409	439	-	-
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	6	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	443,380	1,493	1,199	-	-
2021	3/31/2021	2455 Premier Row	Orlando	FL	—	Walgreen Co. / Walgreen Eastern Co.	205,016	786	508	-	-
	5/31/2021	291 Park Center Dr.	Winchester	VA	—	Kraft Heinz Foods Company	344,700	1,412	1,338	-	-
	9/30/2021	3820 Micro Dr.	Millington	TN	—	Ingram Micro L.P. (Ingram Micro Inc.)	701,819	1,812	1,737	-	-
	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	150,945	1,747	2,027	-	-
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	423,280	1,356	1,395	-	-
2022	3/31/2022	5417 Campus Dr.	Shreveport	LA	—	The Tire Rack, Inc.	257,849	1,339	1,276	-	-
2023	2/28/2023	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Aftermarket Inc. (MAHLE Industries, Incorporated)	268,104	906	885	-	-
	12/31/2023	1601 Pratt Ave.	Marshall	MI	—	Autocam Corporation	58,707	308	308	-	-
2024	4/30/2024	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	993,685	1,801	1,965	3,426	04/2019
	5/31/2024	901 East Bingen Point Way	Bingen	WA	—	The Boeing Company	124,539	2,636	2,546	-	-
	10/31/2024	43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC / Tower Automotive Products Inc. (Tower Automotive, Inc.)	290,133	1,458	1,378	-	-
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	336,350	1,346	1,346	-	-
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	424,904	1,687	1,687	-	-
		4010 Airpark Dr.	Owensboro	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	211,598	1,208	1,208	-	-
		730 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	167,770	537	537	-	-
		750 North Black Branch Rd.	Elizabethtown	KY	—	Metalsa Structural Products, Inc. / Dana Structural Products, LLC (Dana Holding Corporation and Dana Limited)	539,592	2,838	2,838	-	-
	7/14/2025	590 Ecology Ln.	Chester	SC	—	Boral Stone Products LLC (Boral Limited)	420,597	1,683	2,277	8,055	08/2025
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Mfg. Co.	458,000	2,061	2,101	-	-
	12/31/2025	1700 47th Ave North	Minneapolis	MN	—	Owens Corning Roofing and Asphalt, LLC	18,620	550	550	-	-
2026	3/30/2026	121 Technology Dr.	Durham	NH	15	Heidelberg Americas, Inc. (Heidelberger Druckmaschinen AG) / Goss International Americas, Inc. (Goss International Corporation)	500,500	2,537	2,479	-	-
	3/31/2026	633 Garrett Pkwy.	Lewisburg	TN	—	Calsonic Kansei North America, Inc.	310,000	1,287	1,195	-	-
	6/30/2026	351 Chamber Dr.	Chillicothe	OH	—	The Kitchen Collection, Inc.	475,218	1,159	1,096	-	-
	9/30/2026	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC	222,200	578	578	-	-
		3931 Lakeview Corporate Dr.	Edwardsville	IL	—	AMAZON.COM.DEDC, LLC (Amazon.com, Inc.)	769,500	74	74	-	-
	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass Inc. (Libbey Inc.)	646,000	2,165	2,141	19,000	07/2017
	11/30/2026	250 Rittenhouse Cir.	Bristol	PA	—	Northtec LLC (The Estée Lauder Companies Inc.)	241,977	1,146	1,114	-	-

34

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq. Ft. Leased or Available (1)	GAAP Rent as of 12/31/2016 ($000) (3)	Cash Rent as of 12/31/2016 ($000) (2)	12/31/2016 Debt Balance ($000)	Debt Maturity
INDUSTRIAL PROPERTIES
		736 Addison Rd.	Erwin	NY	—	Corning Property Management Corporation	408,000	1,241	1,335	7,448	10/2018
2027	2/28/2027	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck and Co. / Sears Logistics Services	780,000	1,694	1,592	-	-
		554 Nissan Pkwy.	Canton	MS	—	Nissan North America, Inc.	1,466,000	6,200	5,773	-	-
	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	20	Silver Spring Foods, Inc. (Huntsinger Farms, Inc.)	159,000	1,002	1,070	-	-
	6/30/2027	1501 Nolan Ryan Expy.	Arlington	TX	—	Arrow Electronics, Inc.	74,739	53	-	-	-
	12/31/2027	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	264,598	813	781	-	-
2028	3/31/2028	29-01-Borden Ave./29-10 Hunters Point Ave.	Long Island City	NY	—	FedEx Ground Package System, Inc. (FedEx Corporation)	140,330	5,135	4,770	46,309	03/2028
	8/31/2028	1420 Greenwood Rd.	McDonough	GA	11, 19	United States Cold Storage, Inc	296,972	2,155	1,587	21,922	11/2017
2029	11/24/2029	318 Pappy Dunn Blvd.	Anniston	AL	—	International Automotive Components Group North America, Inc.	276,782	1,740	1,598	-	-
2030	3/31/2030	549 Wingo Rd.	Byhalia	MS	—	Asics America Corporation (Asics Corporation)	855,878	4,368	3,916	-	-
	5/31/2030	3301 Stagecoach Rd. NE	Thomson	GA	—	Hollander Sleep Products, LLC (Hollander Home Fashions Holdings)	208,000	929	843	-	-
2031	5/31/2031	671 Washburn Switch Rd.	Shelby	NC	—	Clearwater Paper Corporation	673,518	2,601	2,343	-	-
	10/31/2031	1020 W. Airport Road	Romeoville	IL	—	ARYZTA LLC (ARYZTA AG)	188,166	210	202	-	-
2032	4/30/2032	13930 Pike Rd.	Missouri City	TX	—	Vulcan Construction Materials, LP (Vulcan Materials Company)	-	2,123	1,880	-	-
	10/31/2032	27255 SW 95th Ave	Wilsonville	OR	—	Pacific Foods of Oregon Inc. d/b/a Pacific Natural Foods	508,277	788	640	-	-
2034	9/30/2034	5625 North Sloan Ln.	North Las Vegas	NV	—	Nicholas and Co., Inc.	180,235	2,556	2,194	-	-
	10/31/2034	1001 Innovation Rd.	Rantoul	IL	—	Bell Sports, Inc. (Vista Outdoor Inc.)	813,126	4,183	3,556	-	-
2035	3/31/2035	13863 Industrial Rd.	Houston	TX	—	Curtis Kelly, Inc. (Spitzer Industries, Inc.)	187,800	2,435	2,034	-	-
		7007 F.M. 362 Rd.	Brookshire	TX	—	Orizon Industries, Inc. (Spitzer Industries, Inc.)	262,095	1,911	1,596	-	-
	6/30/2035	111 West Oakview Pkwy.	Oak Creek	WI	—	Stella & Chewy's LLC	164,007	2,098	1,865	-	-
	8/31/2035	2800 Polar Way	Richland	WA	21	Preferred Freezer Services of Richland, LLC (Preferred Freezer Services, LLC & Preferred Freezer Services Operating, LLC)	456,412	13,133	10,864	110,000	01/2026
	10/22/2035	2860 Clark St.	Detroit	MI	—	FCA US LLC (f/k/a Chrysler Group LLC)	190,003	2,174	2,174	-	-
2036	6/30/2036	100 Ryobi Drive	Anderson	SC	—	One World Technologies, Inc. (Techtronic Industries Co. Ltd.)	1,327,022	2,248	1,850	-	-
2038	3/31/2038	13901/14035 Industrial Rd.	Houston	TX	—	Industrial Terminals Management, L.L.C. (Maritime Holdings (Delaware) LLC)	132,449	6,773	5,583	-	-
N/A	Vacancy	3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	32,679	-	-	-	-
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						99.9% Leased	27,476,653	$132,605	$125,579	$240,790

35

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft.	Percentage Leased	GAAP Rent as of 12/31/2016 ($000) (3)	Cash Rent as of 12/31/2016 ($000) (2)	12/31/2016 Debt Balance ($000)	Debt Maturity
MULTI-TENANT PROPERTIES (8,14)
		104 & 110 Front St.	Memphis	TN	4, 11	Available for lease	37,229	0%	418	432	3,496	01/2017
		11511 Luna Rd.	Farmers Branch	TX	11	International Business Machines Corporation	181,072	45%	1,767	1,486	-	-
		1200 Jupiter Rd.	Garland	TX	7, 11	Available for lease	278,759	0%	677	628	-	-
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Multi-Tenant	138,940	92%	2,317	2,356	-	-
		1460 Tobias Gadson Blvd.	Charleston	SC	11	Vallen Distribution, Inc.	50,076	41'%	421	635	7,090	02/2021
		2210 Enterprise Dr.	Florence	SC	11	Caliber Funding, LLC	176,557	21%	701	756	-	-
		26555 Northwestern Pkwy.	Southfield	MI	—	Available for lease	359,645	0%	-	-	-	-
		33 Commercial St. A	Foxborough	MA	—	Available for lease	84,441	0%	-	-	-	-
		3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	51,067	50%	403	434	-	-
		6050 Dana Way	Antioch	TN	—	Multi-Tenant	674,528	98%	2,299	2,251	-	-
		7111 Crabb Rd.	Temperance	MI	11	Hollingsworth Logistics Group LLC	756,856	38%	1,434	1,428	-	-
		854 Paragon Way	Rock Hill	SC	11, 13	Available for lease	104,497	0%	1,429	1,456	-	-
		King St./1042 Fort St. Mall	Honolulu	HI	—	Multi-Tenant	77,459	50%	738	739	-	-
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						43.2% Leased	2,971,126		$12,604	$12,601	$10,586

36

LEXINGTON REALTY TRUST

Property Leases and Vacancies - Consolidated Portfolio - 12/31/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft. Leased or Available (1)	GAAP Rent as of 12/31/2016 ($000) (3)	Cash Rent as of 12/31/2016 ($000) (2)	12/31/2016 Debt Balance ($000)	Debt Maturity
OTHER PROPERTIES
2018	2/26/2018	4831 Whipple Ave., NW	Canton	OH	—	Best Buy Co., Inc.	46,350	465	465	-	-
	2/28/2018	291 Talbert Blvd.	Lexington	NC	9	Food Lion, LLC / Delhaize America, Inc.	23,000	138	138	-	-
		2411 West Beverly St.	Staunton	VA	9	Food Lion, LLC / Delhaize America, Inc.	23,000	166	166	-	-
	7/1/2018	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Co.	31,170	169	159	-	-
	9/30/2018	835 Julian Ave.	Thomasville	NC	—	Mighty Dollar, LLC	23,767	81	81	-	-
	10/31/2018	130 Midland Ave.	Port Chester	NY	—	St Anthony Supermarket Corp. (Anthony Pena, Marina Pena, Anthony Corona and Robert Corona)	59,613	975	458	-	-
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc. / Marsh Supermarkets, LLC	28,721	193	193	-	-
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Stores of Illinois LLC / Kmart Corporation	94,970	329	223	307	07/2018
		12080 Carmel Mountain Rd.	San Diego	CA	—	Sears, Roebuck and Co / Kmart Corporation	107,210	751	254	348	07/2018
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	120,727	482	374	514	07/2018
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	107,489	555	398	546	07/2018
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	193,193	731	564	773	07/2018
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	90,933	347	263	361	07/2018
2019	3/31/2019	B.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers, Inc. / Safeway, Inc.	30,757	189	185	-	-
	6/30/2019	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC / K-VA-T Food Stores, Inc.	42,130	128	128	-	-
	12/31/2019	1066 Main St.	Forest Park	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,859	199	199	-	-
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, N.A. (Bank of America Corporation)	5,704	95	95	-	-
		201 West Main St.	Cumming	GA	—	Bank of America, N.A. (Bank of America Corporation)	14,208	198	198	-	-
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	6,260	112	112	-	-
		4545 Chamblee – Dunwoody Rd.	Dunwoody	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,565	88	88	-	-
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, N.A. (Bank of America Corporation)	4,894	77	77	-	-
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	3,900	78	78	-	-
2023	2/28/2023	733 East Main St.	Jefferson	NC	—	Food Lion, LLC / Delhaize America, Inc.	34,555	156	160	-	-
2026	5/31/2026	6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc. / Toys "R" Us-Delaware, Inc.	43,123	236	236	-	-
2028	8/31/2028	9803 Edmonds Way	Edmonds	WA	7	Puget Consumers Co-op d/b/a PCC Natural Markets	35,459	646	646	-	-
	11/30/2028	832 N. Westover Blvd .	Albany	GA	—	Gander Mountain Company	45,554	693	628	-	-
2029	1/31/2029	175 Holt Garrison Pkwy.	Danville	VA	—	Home Depot USA, Inc.	-	216	260	-	-
2043	2/28/2043	1237 W. Sherman Ave.	Vineland	NJ	—	HealthSouth Rehabilitation Hospital of South Jersey, LLC (HealthSouth Corporation)	39,287	1,129	1,129	-	-
2048	12/31/2048	30 Light St	Baltimore	MD	—	30 Charm City, LLC	-	299	299	-	-
2055	1/31/2055	499 Derbyshire Dr.	Venice	FL	—	Littlestone Brotherhood LLC	31,180	1,908	1,287	-	-
2112	8/31/2112	201-215 N. Charles St.	Baltimore	MD	—	201 NC Leasehold LLC	-	270	270	-	-
OTHER TOTAL/WEIGHTED AVERAGE						100% Leased	1,306,578	$12,099	$9,811	$2,849

TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE						95.9% Leased (17)	43,324,297	$334,168	$323,951	$745,173

Footnotes

1	Square footage leased or available.
2	Twelve months ended 12/31/2016 cash rent. See definitions of non-GAAP measures and reconciliations to applicable GAAP measures in this document.
3	Twelve months ended 12/31/2016 GAAP rent, excluding termination income.
4	Mortgage encumbering the property is in default as of 12/31/2016.
5	Tenant terminated its lease effective 1/31/2017 for a cash payment of $3.5 million received in 2015.
6	Lexington has a 71.1% interest in this property.
7	Property sold subsequent to 12/31/2016.
8	Multi-tenant properties are properties less than 50% leased to a single tenant.
9	Subsequent to 12/31/2016, lease extended to 2/28/2023.
10	Educational Policy Improvement Center lease for 10,791 square feet expires 11/2019; however, space is then leased to Oregon Research Institute through 11/2027.
11	Cash and GAAP rent amounts represent/include prior tenant.
12	21,365 square feet is leased to 7/31/2025.
13	On 10/26/2016, the tenant filed an assignment for the benefit of creditors under Florida law, and the tenant rejected the lease.
14	The multi-tenanted properties incurred approximately $5.2 million in operating expenses, net for the twelve months ended 12/31/2016.
15	Heidelberg Americas, Inc. lease expires 3/30/2021; however, new tenant (Goss International Americas, Inc.) lease expires 3/30/2026.
16	Tenant terminated its lease effective 1/31/2017 for a cash payment of $2.0 million received in July 2015 and an additional $2.0 million received in January 2017.
17	Consolidated portfolio is 96.0% leased, excluding properties owned subject to mortgages in default.
18	TD Auto Finance LLC lease terminated effective 2/29/2016 for a payment of $7.7 million, which was paid in April 2016. New lease with Charles Schwab & Co. Inc. commenced 3/1/2016.
19	Americold Logistics, LLC lease terminated effective 4/15/2016 for $1.0 million to be paid over an 18-month period. New lease with United States Cold Storage, Inc. commenced 4/16/2016.
20	Tenant exercised purchase option for $13.6 million. Property classified as held for sale.
21	ConAgra Foods, Inc. provides credit support.
22	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company) lease for 100,632 square feet expires 12/31/2019; however, 71,073 square feet is then leased to Wisconsin Physicians Service Insurance Corp. through 8/31/2023.
23	Subsequent to 12/31/2016, lease extended to 1/31/2019.
24	Part of Richmond, Virginia property, which is primarily leased to McGuireWoods LLP.
25	Subsequent to 12/31/2016, 54,426 square feet leased to 3/31/2028.

37

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Property Leases and Vacancies - Non-consolidated Portfolio - 12/31/2016

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Sq.Ft.	LXP % Ownership	GAAP Rent as of 12/31/2016 ($000) (3)	Cash Rent as of 12/31/2016 ($000) (2)	12/31/2016 Debt Balance ($000)	Debt Maturity
NON-CONSOLIDATED PROPERTIES
2019	8/31/2019	3201 Quail Springs Pkwy.	Oklahoma City	OK	2	DCP Midstream, LLC	25,000	40%	325	325	-	-
2020	11/30/2020	3201 Quail Springs Pkwy.	Oklahoma City	OK	2	AT&T Corp. / AT&T Services, Inc. / New Cingular Wireless Services, Inc.	103,500	40%	1,538	1,374	-	-
2028	3/31/2028	100 Gander Way	Palm Beach Gardens	FL	—	Gander Mountain Company	120,000	25%	3,054	2,916	14,168	03/2018
2029	1/31/2029	18839 McKay Blvd.	Humble	TX	—	Triumph Rehabilitation Hospital of Northeast Houston, LLC (RehabCare Group, Inc.)	55,646	15%	2,733	2,446	14,078	05/2017
2033	10/31/2033	607 & 611 Lumsden Professional Ct.	Brandon	FL	1	BluePearl Holdings, LLC	8,500	15%	195	195	-	-
		4525 Ulmerton Rd.	Clearwater	FL	1	BluePearl Holdings, LLC	3,000	15%	116	116	-	-
		455 Abernathy Rd.	Atlanta	GA	1	BluePearl Holdings, LLC	32,000	15%	1,209	960	-	-
		820 Frontage Rd.	Northfield	IL	1	BluePearl Holdings, LLC	14,000	15%	453	453	-	-
		4126 Packard Rd.	Ann Arbor	MI	1	BluePearl Holdings, LLC	3,500	15%	53	53	-	-
		29080 Inkster Rd.	Southfield	MI	1	BluePearl Holdings, LLC	38,000	15%	1,274	1,095	18,791	11/2018
2036	8/31/2036	2203 North Westgreen Boulevard	Katy	TX	—	British Schools of America, LLC	274,000	25%	2,162	2,162	-	-
NON-CONSOLIDATED TOTAL/WEIGHTED AVERAGE						100.0% Leased	677,146		$13,112	$12,095	$47,037

Footnotes

1	All mortgage notes are cross-collateralized and cross-defaulted.
2	Subsequent to 12/31/2016, Lexington sold its interest in the property.

38

LEXINGTON REALTY TRUST

Select Credit Metrics Summary (1)

	12/31/2016

Adjusted Company FFO Payout Ratio	60.5%

Unencumbered Assets (2)	$3.31 billion

Unencumbered NOI	73.5%

(Debt + Preferred) / Gross Assets	41.9%

Debt/Gross Assets	39.8%

Secured Debt / Gross Assets	15.8%

Net Debt / Adjusted EBITDA	5.2	x

(Net Debt + Preferred) / Adjusted EBITDA	5.5	x

Credit Facilities Availability (3)	$395.4 million

Development / Gross Assets	2.4%

Footnotes

(1)	See reconciliations of non-GAAP measures in this document. Lexington believes these credit metrics provide investors with additional information to evaluate its liquidity and performance.
(2)	Includes loans receivable.
(3)	Subject to covenant compliance.

39

LEXINGTON REALTY TRUST

FINANCIAL COVENANTS (1)

Corporate Level Debt

Bank Loans:	Must be:	12/31/2016

Maximum Leverage	< 60%	42.3%
Fixed Charge Coverage	> 1.5x	2.6x
Recourse Secured Indebtedness Ratio	< 10% cap value	0.0%
Secured Indebtedness Ratio	< 45%	17.3%
Unsecured Debt Service Coverage	> 2.0x	5.1x
Unencumbered Leverage	< 60%	34.0%

Bonds:

Debt to Total Assets	< 60%	40.4%
Secured Debt to Total Assets	< 40%	16.0%
Debt Service Coverage	> 1.5x	4.1x
Unencumbered Assets to Unsecured Debt	> 150%	310.4%

Footnotes

(1)	The following is a summary of the key financial covenants for Lexington's credit facility and term loans and senior notes, as defined and calculated per the terms of the credit facility and term loans and senior notes, as applicable. These calculations are presented to show Lexington's compliance with such covenants only and are not measures of Lexington's liquidity or performance.

40

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

12/31/2016

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (c)	Balloon Payment ($000)
Mortgages with Balloons
Lisle, IL	(b)	$9,275	6.500%	N/A	$-	$9,275
Memphis, TN	(b)	3,496	5.710%	01/2017	-	3,496
Orlando, FL		9,309	5.722%	02/2017	46	9,309
Shreveport, LA		19,000	5.690%	07/2017	637	19,000
McDonough, GA		21,922	6.110%	11/2017	1,509	21,651
Erwin, NY		7,448	5.910%	10/2018	728	6,637
Overland Park, KS		33,503	5.891%	05/2019	2,657	31,812
Kansas City, MO		15,968	5.883%	05/2019	1,268	15,179
Columbus, IN		16,649	2.210%	07/2019	4,757	4,993
Meridian, ID		8,883	6.010%	08/2019	753	7,675
Streetsboro, OH		17,304	5.749%	09/2019	1,344	16,338
Lenexa, KS		9,056	6.270%	12/2019	774	7,770
Boca Raton, FL		19,365	6.470%	02/2020	1,542	18,414
Oakland, ME		8,627	5.930%	10/2020	750	7,660
Lavonia, GA		7,326	5.460%	12/2020	741	5,895
Charleston, SC		7,090	5.850%	02/2021	520	6,632
Whippany, NJ		13,219	6.298%	11/2021	1,344	10,400
Chester, SC		8,055	5.380%	08/2025	1,144	362
Richland, WA		110,000	4.000%	01/2026	4,400	99,492
Lenexa, KS		34,981	3.700%	11/2027	3,052	10,000
Richmond, VA		57,500	5.191%	02/2031	3,026	53,176
Lake Jackson, TX		196,512	4.040%	10/2036	11,926	11,305
Subtotal/Wtg. Avg./Years Remaining (i)		$634,488	4.734%	10.5	$42,918	$376,471

Full Amortizing Mortgages
Lorain, OH		773	7.750%	07/2018	569	-
Manteca, CA		546	7.750%	07/2018	402	-
Watertown, NY		514	7.750%	07/2018	378	-
Fairlea, WV		361	7.750%	07/2018	265	-
San Diego, CA		348	7.750%	07/2018	256	-
Galesburg, IL		307	7.750%	07/2018	225	-
North Berwick, ME		3,426	3.560%	04/2019	1,532	-
Wall, NJ		14,816	6.250%	01/2021	3,774	-
Palo Alto, CA		43,285	3.970%	12/2023	7,059	-
Long Island City, NY		46,309	3.500%	03/2028	4,538	-

Subtotal/Wtg. Avg./Years Remaining (i)		$110,685	4.163%	8.0	$18,998	$-

Subtotal/Wtg. Avg./Years Remaining (i)		$745,173	4.649%	10.1	$61,916	$376,471

41

LEXINGTON REALTY TRUST

Consolidated Properties: Mortgages and Notes Payable

12/31/2016

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (c)	Balloon Payment ($000)
Corporate (f)
Term Loan	(g)	$250,000	2.192%	08/2020	$5,556	$250,000
Term Loan	(h)	255,000	2.523%	01/2021	6,523	255,000
Senior Notes		250,000	4.250%	06/2023	10,625	250,000
Senior Notes		250,000	4.400%	06/2024	11,000	250,000
Trust Preferred Notes	(d)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (i)		$1,134,120	3.732%	7.0	$42,489	$1,134,120
Total/Wtg. Avg./Years Remaining (i)	(e)	$1,879,293	4.096%	8.3	$104,405	$1,510,591

Footnotes

(a)	Subtotal and total based on weighted-average term to maturity shown in years based on debt balance.
(b)	Loan is in default as of December 31, 2016.
(c)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(d)	Rate fixed through 04/2017; thereafter, three month LIBOR plus 170 bps.
(e)	See reconciliations of non-GAAP measures in this document.
(f)	Unsecured.
(g)	Rate ranges from LIBOR plus 0.90% to 1.75%. LIBOR rate fixed at 1.09% through February 2018 via interest rate swap agreements.
(h)	Rate ranges from LIBOR plus 0.90% to 1.75%. LIBOR rate fixed at 1.42% through January 2019 via interest rate swap agreements.
(i)	Total shown may differ from detailed amounts due to rounding.

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LEXINGTON REALTY TRUST

Non- Consolidated Investments: Mortgages & Notes Payable

12/31/2016

Joint Venture	Debt Balance ($000)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (3)	Balloon Payment ($000)
Rehab Humble Lessee (1)	$14,078	4.700%	05/2017	$371	$13,982
Gan Palm Beach Lessee (2)	14,168	3.700%	03/2018	842	13,768
BP Lessee (1)	18,791	4.010%	11/2018	764	18,791
Total/Wtg. Avg. (1)/Years Remaining (2)	$47,037	4.123%	1.2	$1,977	$46,541

Footnotes

(1)	Lexington has a 15% equity interest in the joint venture.
(2)	Lexington has a 25% equity interest in the joint venture.
(3)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.

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LEXINGTON REALTY TRUST

Debt Maturity Schedule

12/31/2016

($000)

Consolidated Properties
Year	Mortgage Scheduled Amortization	Mortgage Balloon Payments	Corporate Debt
2017	$30,000	$62,731	$-
2018	30,076	6,637	-
2019	26,681	83,767	-
2020	23,178	31,969	250,000
2021	23,433	17,032	255,000
	$133,368	$202,136	$505,000

Footnotes

(1)	Percentage denotes weighted-average interest rate.

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LEXINGTON REALTY TRUST

Mortgage Loans Receivable

12/31/2016

Collateral						Current
	City	State	Loan Balance ($000)(1)	Interest Rate	Maturity Date	Estimated Annual Debt Service ($000)(2)	Balloon Payment ($000)
Office	Oklahoma City (3)	OK	$8,501	11.50%	N/A	$-	$8,420
Hospital	Kennewick (4)	WA	85,709	9.00%	05/2022	7,438	87,245
	Total Mortgage Loans Receivable		$94,210			$7,438	$95,665

Footnotes

(1)	Includes accrued interest receivable, loan losses, and net origination fees.
(2)	Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.
(3)	Short-term loan to tenant-in-common, which was in default at 12/31/2016. Amount collected in full in February 2017.
(4)	Subsequent to 12/31/2016, loan sold for a gross sale price of $80.4 million.

45

LEXINGTON REALTY TRUST

Selected Balance Sheet and Income Statement Account Data

12/31/2016

($000)

Balance Sheet

Other assets	$37,888

The components of other assets are:

Deposits	$917
Equipment	621
Prepaids	1,604
Other receivables	1,265
Deferred lease incentives	13,128
Lake Jackson developer escrows	20,183
Interest rate swap derivative asset	44
Other	126

Accounts payable and other liabilities

The components of accounts payable and other liabilities are:	$59,601

Accounts payable and accrued expenses	$16,569
CIP accruals and other	6,300
Taxes	682
Deferred lease and loan costs	7,636
Deposits	1,148
Escrows	1,072
Transaction / build-to-suit costs	25,117
Interest rate swap derivative liability	1,077

Income Statement - Twelve months ended December 31, 2016

Non-cash interest expense, net	$(469)

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LEXINGTON REALTY TRUST

NON-GAAP MEASURES

DEFINITIONS

Lexington has used non-GAAP financial measures as defined by the Securities and Exchange Commission Regulation G in the Quarterly Earnings Press Release, in this Quarterly Supplemental Information and in other public disclosures.

Lexington believes that the measures defined below are helpful to investors in measuring our performance or that of an individual investment. Since these measures exclude certain items which are included in their respective most comparable Generally Accepted Accounting Principles (“GAAP”) measures, reliance on the measures has limitations; management compensates for these limitations by using the measures simply as supplemental measures that are weighed in balance with other GAAP measures. These measures are not necessarily indications of our cash flow available to fund cash needs. Additionally, they should not be used as an alternative to the respective most comparable GAAP measures when evaluating Lexington's financial performance or cash flow from operating, investing, or financing activities or liquidity.

Definitions:

Adjusted EBITDA: Adjusted EBITDA represents EBITDA (earnings before interest, taxes, depreciation and amortization) modified to include other adjustments to GAAP net income for gains on sales of properties, impairment charges, debt satisfaction gains (charges), net, non-cash charges, net, straight-line adjustments and adjustments for pro-rata share of non-wholly owned entities. Lexington’s calculation of Adjusted EBITDA may not be comparable to similarly titled measures used by other companies. Lexington believes that net income is the most directly comparable GAAP measure to Adjusted EBITDA.

Cash Rent: Cash Rent is calculated by making adjustments to GAAP rent to remove the impact of GAAP required adjustments to rental income such as adjustments for straight-line rents related to free rent periods and contractual rent increases. Cash Rent excludes lease termination income. Lexington believes Cash Rent provides a meaningful indication of an investments ability to fund cash needs.

Funds from Operations (“FFO”) and Adjusted Company FFO: Lexington believes that Funds from Operations, or FFO, which is a non-GAAP measure, is a widely recognized and appropriate measure of the performance of an equity real estate investment trust (“REIT”). Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

The National Association of Real Estate Investment Trusts, or NAREIT, defines FFO as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for non-consolidated partnerships and joint ventures.” NAREIT clarified its computation of FFO to exclude impairment charges on depreciable real estate owned directly or indirectly. FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.

Lexington presents FFO available to common shareholders and unitholders - basic and also presents FFO available to all equityholders and unitholders - diluted on a company-wide basis as if all securities that are convertible, at the holder's option, into Lexington’s common shares, are converted at the beginning of the period. Lexington also presents Adjusted Company FFO available to all equityholders and unitholders - diluted which adjusts FFO available to all equityholders and unitholders - diluted for certain items which we believe are not indicative of the operating results of Lexington's real estate portfolio. Lexington believes this is an appropriate presentation as it is frequently requested by security analysts, investors and other interested parties. Since others do not calculate these measures in a similar fashion, these measures may not be comparable to similarly titled measures as reported by others. These measures should not be considered as an alternative to net income as an indicator of Lexington’s operating performance or as an alternative to cash flow as a measure of liquidity.

GAAP and Cash Yield or Capitalization Rate: GAAP and cash yields or capitalization rates are measures of operating performance used to evaluate the individual performance of an investment. These measures are not presented or intended to be viewed as a liquidity or performance measure that present a numerical measure of Lexington's historical or future financial performance, financial position or cash flows. The yield or capitalization rate is calculated by dividing the annualized NOI (as defined below, except GAAP rent adjustments are added back to rental income to calculate GAAP yield or capitalization rate) the investment is expected to generate (or has generated) by the acquisition/completion cost (or sale) price.

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LEXINGTON REALTY TRUST

NON-GAAP MEASURES

DEFINITIONS (CONTINUED)

Net Operating Income (NOI): NOI is a measure of operating performance used to evaluate the individual performance of an investment. This measure is not presented or intended to be viewed as a liquidity or performance measure that presents a numerical measure of Lexington's historical or future financial performance, financial position or cash flows. Lexington defines NOI as operating revenues (rental income (less GAAP rent adjustments and lease termination income), tenant reimbursements and other property income) less property operating expenses. Other REITs may use different methodologies for calculating NOI, and accordingly, Lexington's NOI may not be comparable to that of other companies. Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. Lexington believes that net income is the most directly comparable GAAP measure to NOI.

Same-Store NOI: Same-Store NOI represents the NOI for consolidated properties that were owned and included in our portfolio for two comparable reporting periods excluding properties encumbered by mortgage loans in default and the revenue associated with the expansion of properties, as applicable. As Same-Store NOI excludes the change in NOI from acquired and disposed of properties and certain other properties, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties. Other REITs may use different methodologies for calculating Same-Store NOI, and accordingly, Lexington's Same-Store NOI may not be comparable to other REITs. Management believes that Same-Store NOI is a useful supplemental measure of Lexington's operating performance. However, Same-Store NOI should not be viewed as an alternative measure of Lexington 's financial performance since it does not reflect the operations of Lexington's entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of Lexington's properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact Lexington's results from operations. Lexington believes that net income is the most directly comparable GAAP measure to Same-Store NOI.

48

LEXINGTON REALTY TRUST

RECONCILIATION OF NON-GAAP MEASURES

($000)

Twelve months ended December 31, 2016

Cash Rent Reconciliation:

Rental revenue as reported	$398,065

Rental revenue from sold properties	(47,550)
Lease termination income	(16,347)

GAAP rent per supplement	334,168

GAAP rent adjustments: (1)
Straight-line adjustments	(13,724)
Lease incentives	1,610
Amortization of above/below market leases	1,897

Cash rent per supplement	$323,951

Consolidated debt reconciliation December 31, 2016:

	GAAP Balance	Deferred Loan Costs, net	Discounts	Gross Balance

Mortgages and notes payable (2)	$738,047	$7,126	$-	$745,173
Term loans payable (3)	501,093	3,907	-	505,000
Senior notes payable(3)	494,362	3,858	1,780	500,000
Trust preferred securities (3)	127,096	2,024	-	129,120
Consolidated debt	$1,860,598	$16,915	$1,780	$1,879,293

Footnotes

(1)	Individual items are adjusted for sold properties, which were previously reflected in the reconciliation.
(2)	Secured.
(3)	Unsecured.

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LEXINGTON REALTY TRUST

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

($000)

Same-Store NOI Reconciliation:

	Twelve months ended December 31,
	2016	2015	2014

Net Income	$96,450	$114,891	$97,463

Interest and amortization expense	88,032	89,792	100,400
Provision for income taxes	1,439	572	1,168
Depreciation and amortization	166,048	163,198	163,469
General and administrative	31,104	29,277	28,285
Transaction costs	836	2,404	1,901
Non-operating income	(13,043)	(11,429)	(16,839)
Gains on sales of properties	(81,510)	(24,884)	(57,507)
Gains on sales of financial assets	-	-	(855)
Impairment charges and loan losses	100,236	36,832	51,100
Debt satisfaction (gains) charges, net	975	(25,150)	9,764
Equity in earnings of non-consolidated entities	(7,590)	(1,752)	(626)
Lease termination income	(17,363)	(4,241)	(2,072)
Straight-line adjustments	(37,748)	(47,702)	(47,227)
Lease incentives	1,673	1,544	1,490
Amortization of above/below market leases	2,057	261	1,136

Net Operating Income - ("NOI")	331,596	323,613	331,050

Less NOI:
Disposed of properties	(21,793)	(42,208)	(71,755)
Acquired properties	(57,970)	(28,326)	(8,856)
Expansion revenue	(1,530)	(1,317)	-
Properties in default	(2,191)	(2,158)	(2,026)

Same-Store NOI	$248,112	$249,604	$248,413

NOI for NAV:

Twelve months
December 31, 2016

NOI per above	$331,596
Less NOI:
Disposed of properties	(21,793)
Assets held for sale	(3,229)
Assets acquired in 2016	(7,762)
Assets less than 70% leased / Other	(3,404)
NOI for NAV	$295,408

50

LEXINGTON REALTY TRUST

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

($000)

Reconciliation to Adjusted EBITDA:

Year end December 31, 2016

Net income attributable to Lexington Realty Trust shareholders	$95,624
Interest and amortization expense	88,032
Provision for income taxes	1,439
Depreciation and amortization	166,048
Straight-line adjustments	(37,748)
Lease incentives	1,673
Amortization of above/below market leases	2,057
Gains on sales of properties	(81,510)
Impairment charges	100,236
Debt satisfaction charges, net	975
Non-cash charges, net	8,998

Pro-rata share adjustments:
Non-consolidated entities adjustment	(4,810)
Noncontrolling interests adjustment	(108)

Adjusted EBITDA	$340,906

51

LEXINGTON REALTY TRUST

RECONCILIATION OF NON-GAAP MEASURES (CONTINUED)

($000)

Reconciliation of Select Credit Metrics:

Adjusted Company FFO Payout:	Twelve months ended December 31, 2016		(Debt + Preferred) / Gross Assets:	Twelve months ended December 31, 2016
Common share dividends per share	$0.69		Consolidated debt	$1,860,598
Adjusted Company FFO per diluted share	1.14		Preferred shares liquidation preference	96,770
Adjusted Company FFO payout ratio	60.5%		Debt and preferred	$1,957,368

Unencumbered Assets:			Total assets	$3,441,467
Real estate, at cost	$4,237,118		Plus depreciation and amortization:
held for sale real estate, at cost	33,746		Real estate	1,208,792
less encumbered real estate, at cost	(1,055,768)		Deferred lease costs	24,482
Loans receivable, net	94,210
Unencumbered assets	$3,309,306		Gross assets	$4,674,741

Unencumbered NOI:			(Debt + Preferred) / Gross Assets	41.9%
NOI	$331,596
Disposed of properties NOI	(21,793)		Debt / Gross Assets:
Adjusted NOI	309,803		Consolidated debt	$1,860,598
less encumbered adjusted NOI	(81,980)
Unencumbered adjusted NOI	$227,823		Gross assets	$4,674,741
Unencumbered NOI %	73.5%
			Debt / Gross assets	39.8%
Net Debt / Adjusted EBITDA:
Adjusted EBITDA	$340,906		Secured Debt / Gross Assets:
			Mortgages and notes payable	$738,047
Consolidated debt	$1,860,598
less cash and cash equivalents	(86,637)		Gross assets	$4,674,741
Net debt	$1,773,961
			Secured Debt / Gross Assets	15.8%
Net debt / Adjusted EBITDA	5.2	x

(Net Debt + Preferred) / Adjusted EBITDA:			Development / Gross Assets:
Adjusted EBITDA	$340,906		Investment in real estate under construction	$106,652
			Construction in progress	5,119
Net debt	$1,773,961		Development	$111,771
Preferred shares liquidation preference	96,770
Net debt + preferred	$1,870,731		Gross assets	$4,674,741

(Net Debt + Preferred) / Adjusted EBITDA	5.5	x	Development / Gross Assets	2.4%

52

Investor Information

Transfer Agent

Computershare	Overnight Correspondence:
PO Box 30170	211 Quality Circle, Suite 210
College Station, TX 77842-3170	College Station, TX, 77845
(800) 850-3948
www-us.computershare.com/investor

Investor Relations

Heather Gentry

Senior Vice President, Investor Relations

Telephone (direct)	(212) 692-7219
Facsimile (main)	(212) 594-6600
E-mail	hgentry@lxp.com

Research Coverage

Bank of America/Merrill Lynch		KeyBanc Capital Markets Inc.
James Feldman	(646) 855-5808	Craig Mailman	(917) 368-2316

Barclays Capital		Ladenburg Thalmann & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Daniel P. Donlan	(212) 409-2056

Evercore Partners		Stifel Nicolaus
Sheila K. McGrath	(212) 497-0882	John W. Guinee	(443) 224-1307

J.P. Morgan Chase		Wells Fargo Securities, LLC
Anthony Paolone	(212) 622-6682	Todd J. Stender	(562) 637-1371

Jeffries & Company, Inc.
Jon Peterson	(212) 284-1705

53

LEXINGTON
REALTY TRUST

LEXINGTON REALTY TRUST

One Penn Plaza, Suite 4015 | New York, NY 10119-4015 | (212) 692-7200 | www.lxp.com